UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒		Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MPG OFFICE TRUST, INC.

(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

June 14, 2012
Dear Stockholder:
You are invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of MPG Office Trust, Inc. (the “Company”), to be held on Friday, July 27, 2012, at 8:00 A.M., local time, at the Omni Los Angeles Hotel, 251 South Olive Street, Los Angeles, California 90012 for holders of common stock, par value $0.01 per share, or 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company.
The purposes of this year’s meeting are to:
Common Stock—

(i)	Elect directors to serve until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

(ii)	Consider and vote on a resolution to approve, on an advisory (non-binding) basis, the compensation of certain executives of the Company (“say-on-pay vote”);

(iii)	Ratify the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

(iv)	Transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.
Series A Preferred Stock—

(i)
Elect directors to serve a one-year term and until their successors are duly elected and qualify or, if earlier, until the full payment (or setting aside for payment) of all dividends on the Series A preferred stock that are in arrears, as wells as dividends for the then current period.

The accompanying Notice of Annual Meeting and Proxy Statement describe these matters. We urge you to read this information carefully.

June 14, 2012
It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. If you choose not to attend and vote at the Annual Meeting in person, you may authorize your proxy on the Internet, or if you are receiving a paper copy of this Proxy Statement, by telephone or by completing and mailing a proxy card. Authorizing your proxy over the Internet, by telephone or by mailing a proxy card will ensure that your shares are represented at the Annual Meeting. Please review the instructions contained in the Notice of Internet Availability of Proxy Materials regarding each of these options.

Sincerely,
David L. Weinstein
President and Chief Executive Officer

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 27, 2012

June 14, 2012
TO THE STOCKHOLDERS OF MPG OFFICE TRUST, INC.:
NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of MPG Office Trust, Inc., a Maryland corporation (the “Company”), will be held on Friday, July 27, 2012, at 8:00 A.M., local time, at the Omni Los Angeles Hotel, 251 South Olive Street, Los Angeles, California 90012, for holders of common stock, par value $0.01 per share, or 7.625% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company to consider and vote on the following matters:
Common Stock—

•	The election of six directors to serve until the 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

•	A resolution to approve, on an advisory (non-binding) basis, the compensation of certain executives of the Company, as more fully described in the accompanying Proxy Statement (“say-on-pay vote”);

•	The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

•	The transaction of such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.
Series A Preferred Stock—

•
The election of two directors to serve a one-year term and until their successors are duly elected and qualify or, if earlier, until the full payment (or setting aside for payment) of all dividends on the Series A preferred stock that are in arrears, as wells as dividends for the then current period.

Our Board of Directors (the “Board”) has fixed the close of business on May 24, 2012 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof.

June 14, 2012
Proxies are being solicited by our Board, which recommends that our stockholders vote: FOR the election of the Board’s nominees named in the accompanying Proxy Statement; FOR the resolution to approve the compensation of certain executives of the Company; and FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Please refer to the attached Proxy Statement, which forms a part of this Notice of Annual Meeting and is incorporated herein by reference, for further information with respect to the business to be transacted at the Annual Meeting.
Stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important. If you are viewing the Proxy Statement on the Internet, you may authorize your proxy electronically via the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials mailed to you and the instructions listed on the Internet site. If you are receiving a paper copy of the Proxy Statement, you may authorize your proxy by completing and mailing the proxy card enclosed with the Proxy Statement, or you may authorize your proxy electronically via the Internet or by telephone by following the instructions on the proxy card. If your shares are held in “street name,” which means shares held of record through a broker, bank or other nominee, you should review the Notice of Internet Availability of Proxy Materials used by that firm to determine whether and how you will be able to authorize your proxy by telephone or over the Internet. Authorizing a proxy over the Internet, by telephone or by mailing a proxy card will ensure that your shares are represented at the Annual Meeting.
By Order of the Board of Directors,
Jonathan L. Abrams
Secretary

MPG OFFICE TRUST, INC.
355 South Grand Avenue, Suite 3300
Los Angeles, California 90071
____________________
PROXY STATEMENT
____________________
INFORMATION CONCERNING VOTING AND SOLICITATION

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of MPG Office Trust, Inc., a Maryland corporation (the “Company”), of proxies from the holders of the Company’s issued and outstanding shares of common stock, par value $0.01 per share (the “common stock”) and 7.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share (the “Series A preferred stock”), to be exercised at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, July 27, 2012, at 8:00 A.M., local time, or at any continuation, postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting and as further discussed in this Proxy Statement. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting and on which they are entitled to vote. The Annual Meeting will be held at the Omni Los Angeles Hotel, 251 South Olive Street, Los Angeles, California 90012.

Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (a “Notice”) to our stockholders of record, while brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice. All stockholders will have the ability to access proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found in the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. We intend to make this Proxy Statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting on June 14, 2012. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of receipt of such request.

Who Can Vote

Common Stock—

You are entitled to vote in the election of six directors and on each other matter properly presented at the Annual Meeting (other than the election of two directors by the holders of Series A preferred stock) if you were a holder of record of our common stock as of the close of business on May 24, 2012, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy. At the close of business on the record date, 50,794,133 shares of common stock were outstanding and entitled to vote.

Series A Preferred Stock—

You are entitled to vote in the election of two directors if you were a holder of record of our Series A preferred stock as of the close of business on May 24, 2012, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy. At the close of business on the record date, 9,730,370 shares of Series A preferred stock were outstanding and entitled to vote.

Voting of Shares

Holders of record of common stock as of the close of business on May 24, 2012 are entitled to one vote for each of the six directors to be elected at the Annual Meeting by the holders of common stock and one vote on each other matter to be voted upon at the Annual Meeting (other than the election of two directors by the holders of Series A preferred stock).

Holders of record of Series A preferred stock as of the close of business on May 24, 2012 are entitled to one vote for each of the two directors to be elected at the Annual Meeting by the holders of Series A preferred stock.

You may vote by attending the Annual Meeting and voting in person or you may vote by authorizing a proxy. The method of voting by proxy differs (1) depending on whether you are viewing this Proxy Statement on the Internet or are receiving a paper copy, and (2) for shares held as a record holder and shares held in “street name.” If you hold your shares of stock as a record holder and you are viewing this Proxy Statement on the Internet, you may vote by authorizing a proxy over the Internet by following the instructions on the website referred to in the Notice previously mailed to you. If you hold your shares of stock as a record holder and you are receiving a paper copy of this Proxy Statement, you may vote your shares by completing, dating and signing the proxy card included with the Proxy Statement and promptly returning it in the pre-addressed, postage paid envelope provided to you, or by authorizing a proxy over the Internet or by telephone by following the instructions on the proxy card. If you hold your shares of stock in street name, which means your shares are held of record through a broker, bank or nominee, you will receive a Notice from your broker, bank or nominee that includes instructions on how to vote your shares. Your broker, bank or nominee will allow you to deliver your voting instructions over the Internet and may also permit you to authorize your proxy by telephone. In addition, you may request paper copies of the Proxy Statement and proxy card from your broker by following the instructions on the Notice provided to you by your broker.

The Internet and telephone voting facilities will close at 11:59 P.M., Eastern Time, on July 26, 2012. If you authorize your proxy through the Internet, you should be aware that you may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by you. If you authorize your proxy by Internet or telephone, then you do not need to return a proxy card by mail.

All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and which proxies have not been revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Proxy Card and Revocation of Proxy

If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy (1) in the case of common stock, for the election of the six individuals nominated for election as directors by the holders of common stock, for the resolution to approve the compensation of certain executives of the Company, and for the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 and (2) in the case of Series A preferred stock, for the election of the two individuals nominated for election as directors by the holders of Series A preferred stock. At their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no stockholder proposals or nominations were received on a timely basis, and therefore no such matters may be brought to a vote at the Annual Meeting.

If you authorize a proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy by sending a written notice of revocation or a duly executed proxy bearing a later date to the attention of Jonathan L. Abrams, Secretary, MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Quorum; Counting of Votes

In order for there to be a vote on any matter at the Annual Meeting, there must be a quorum. In order to have a quorum for the transaction of business by the holders of common stock, holders of common stock entitled to cast a majority of all the votes entitled to be cast by the holders of common stock at the Annual Meeting must be present in person or by proxy. In order to have a quorum for the transaction of business by the holders of Series A preferred stock, holders of Series A preferred stock entitled to cast one-third of all the votes entitled to be cast by the holders of Series A preferred stock must be present in person or by proxy. In determining whether we have a quorum, shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions or withheld votes as to a particular proposal and broker “non-votes” will be counted as present for purposes of determining a quorum. A broker “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares. If we fail to obtain a quorum for the transaction of business by the holders of either common stock or Series A preferred stock at the Annual Meeting, the chair of the Annual Meeting or the holders of a majority of shares of common stock or Series A preferred stock, as the case may be, present in person or by proxy, may adjourn the meeting to another place, date or time.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, a representative of Broadridge Financial Solutions, Inc., who will separately tabulate affirmative and negative votes and abstentions. We expect to pay Broadridge Financial Solutions, Inc. a fee of approximately $2,500 for these services.

Votes Required to Elect Directors and Adopt Other Proposals

In order to be elected as a director by the holders of common stock, a nominee must receive a plurality of all the votes cast by the holders of common stock at the Annual Meeting. The affirmative vote of a majority of the votes cast by the holders of common stock at the Annual Meeting is required for approval of the resolution to approve the compensation of certain executives of the Company and the ratification of the selection of KPMG LLP as our independent registered public accounting firm. In order to be elected as a director by the holders of Series A preferred stock, a nominee must receive a plurality of all the votes cast by the holders of Series A preferred stock at the Annual Meeting.

For purposes of calculating votes cast in the election of directors, votes withheld will not be counted as votes cast “for” or “against” a director and will have no effect on the election of directors. For purposes of calculating votes cast on the resolution to approve the compensation of certain executives of the Company and the ratification of the selection of KPMG LLP as our independent registered public accounting firm, abstentions or broker non-votes will not be counted as votes cast “for” or “against” a proposal and will have no effect on the result of such proposal.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the common stock and Series A preferred stock. Proxies may be solicited by directors, officers and employees of the Company in person or by mail, telephone, e-mail or facsimile transmission. No additional compensation will be paid to such directors, officers or employees for these services. In addition, we have retained MacKenzie Partners, Inc., a firm specializing in proxy solicitation, to solicit proxies and assist in the distribution and collection of proxy materials. We expect to pay MacKenzie Partners, Inc. a fee of approximately $10,000 for these services.
_________________

NO PERSON IS AUTHORIZED ON OUR BEHALF TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING, OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION AND/OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.

Our principal executive offices are located at 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071, our telephone number is (213) 626-3300 and our website is located at http:// www.mpgoffice.com.1 References herein to the “Company” refer to MPG Office Trust, Inc. and its subsidiaries, unless the context indicates otherwise.
_________________

The date of this Proxy Statement is June 14, 2012.

__________

[1]	Website addresses referred to in this Proxy Statement are not intended to function as hyperlinks, and the information contained on our website is not a part of this Proxy Statement.

ITEM 1

ELECTION OF DIRECTORS

Under our charter and the Fourth Amended and Restated Bylaws (the “Bylaws”), other than with respect to our Preferred Directors (as described below under the heading “—Information Regarding Preferred Directors”), each member of the Board serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Vacancies among directors elected by the holders of common stock may be filled only by individuals elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the size of the Board) will serve until the next annual election of directors and until such director’s successor is elected and qualifies, or until such director’s earlier death, resignation or removal.

Information Regarding Common Directors

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means the six individuals nominated for election as directors by the holders of common stock who receive the largest number of properly cast votes by the holders of common stock will be elected as directors. Each share of common stock is entitled to one vote for each of the six director nominees. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them for the election of the nominees named below unless authorization to do so is withheld. If any nominee should become unavailable for election prior to the Annual Meeting, an event which the Board does not currently anticipate, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board.

Ms. Christine N. Garvey and Messrs. Michael J. Gillfillan, Joseph P. Sullivan, George A. Vandeman, Paul M. Watson and David L. Weinstein are our nominees for election to the Board by the holders of common stock. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected, and our management has no reason to believe that any nominee will be unable to serve. The information below relating to the nominees for election as directors by the holders of common stock has been furnished to us by the respective individuals. If elected at the Annual Meeting, Ms. Garvey and Messrs. Gillfillan, Sullivan, Vandeman, Watson and Weinstein would each serve until the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) and until their respective successors are duly elected and qualify.

The following table sets forth information regarding the individuals who are our nominees for election as directors of the Company by the holders of common stock:

Name	Age	Position	Director Since
Christine N. Garvey	66	Director	2008
Michael J. Gillfillan	64	Director	2009
Joseph P. Sullivan	69	Director	2009
George A. Vandeman	72	Director	2007
Paul M. Watson	72	Chairman of the Board	2008
David L. Weinstein	45	Director (also President and Chief Executive Officer)	2008

Christine N. Garvey has served on the Board since July 2008. Ms. Garvey retired from Deutsche Bank AG in May 2004, where she served as Global Head of Corporate Real Estate Services from May 2001. From December 1999 to April 2001, Ms. Garvey served as Vice President, Worldwide Real Estate and Workplace Resources for Cisco Systems, Inc. During her career, Ms. Garvey also held several positions with Bank of America, including Group Executive Vice President and Head of National Commercial Real Estate Services. Ms. Garvey holds a Bachelor of Arts degree, magna cum laude, from Immaculate Heart College in Los Angeles and a Juris Doctor from Suffolk University Law School. She is currently a member of the board of directors of HCP, Inc., ProLogis, Toll Brothers, Inc. and UnionBanCal Corporation. She also served on the board of directors of Hilton Hotels Corporation until the company was taken private in October 2007. Our Board and Nominating and Corporate Governance Committee nominated Ms. Garvey to serve as a director based, among other factors, on her real estate experience and commercial banking expertise.

Michael J. Gillfillan has served on the Board since May 2009. Since April 2011, Mr. Gillfillan has been Chairman and Chief Executive Officer of Alostar Bank of Commerce. From December 2002 to December 2010, Mr. Gillfillan was a partner of Meriturn Partners, LLC, a private equity fund that purchases controlling interests in distressed middle market manufacturing and distribution companies. From March 2000 to January 2002, Mr. Gillfillan was a partner of Neveric, LLC. Mr. Gillfillan is the retired Vice Chairman and Chief Credit Officer of Wells Fargo Bank, N.A., where he was responsible for all facets of credit risk management, including direct oversight of the loan workout units that had peak problem assets in excess of $7 billion. During his tenure at Wells Fargo Bank, he also served as Vice Chairman and Group Head of the Commercial & Corporate Banking Group and Executive Vice President, Loan Adjustment Group, where he was responsible for marketing and servicing all bank loans, deposits and capital market products, as well as managing the loan workout function for the bank. Mr. Gillfillan holds a Bachelor of Arts degree from the University of California, Berkeley and a Master of Business Administration from the University of California, Los Angeles. He previously served on the board of directors of James Hardie Industries Limited and UnionBanCal Corporation. Our Board and Nominating and Corporate Governance Committee nominated Mr. Gillfillan to serve as a director based, among other factors, on his extensive experience in workouts and company turnarounds.

Joseph P. Sullivan has served on the Board since May 2009. Since 2003, Mr. Sullivan has been a private investor. Mr. Sullivan is the Chairman of the Board of Advisors of RAND Health, the largest non-profit institution dedicated to emerging health policy issues. From March 2000 through March 2003, Mr. Sullivan served as Chairman of the Board and Chief Executive Officer of Protocare, Inc., a health care clinical trials and consulting organization. Mr. Sullivan was Chairman of the Board, Chief Executive Officer and President of American Health Properties, Inc., a publicly-traded real estate investment trust (“REIT”) on the New York Stock Exchange (“NYSE”), from 1993 until it was acquired by HCP, Inc. in 1999. Mr. Sullivan has 20 years of investment banking experience with Goldman, Sachs & Co. Mr. Sullivan holds a Bachelor of Science degree and a Juris Doctor from the University of Minnesota Law School and a Master of Business Administration from the Harvard Graduate School of Business Administration. He serves as a member, and previously as Chairman, of the Board of Advisors for UCLA Medical Center. He is also a member of the board of directors of Amylin Pharmaceuticals, Inc., Cigna Corporation, and HCP, Inc. Our Board and Nominating and Corporate Governance Committee nominated Mr. Sullivan to serve as a director based, among other factors, on his investment banking expertise and experience in the real estate industry and with REITs.

George A. Vandeman has served on the Board since October 2007 and as Chairman of the Board from October 2008 to July 2009. Mr. Vandeman has been the principal of Vandeman & Co., a private investment firm, since he retired from Amgen, Inc. in July 2000. From 1995 to 2000, Mr. Vandeman was Senior Vice President and General Counsel of Amgen and a member of its Operating Committee. Immediately prior to joining Amgen in July 1995, Mr. Vandeman was a senior partner and head of the Mergers and Acquisitions Practice Group at the international law firm of Latham & Watkins LLP, where he worked for nearly three decades. Mr. Vandeman holds a Bachelor of Arts degree and a Juris Doctor from the University of Southern California. Mr. Vandeman is a member and past Chair of the Board of Councilors at the University of Southern California Law School. Mr. Vandeman is a former director of Rexair LLC, SymBio Pharmaceuticals Limited and ValueVision Media. Our Board and Nominating and Corporate Governance Committee nominated Mr. Vandeman to serve as a director based, among other factors, on his legal and corporate governance expertise and experience with complex strategic transactions.

Paul M. Watson has served on the Board since July 2008 and as Chairman of the Board since July 2009. Mr. Watson is the retired Vice Chairman of Wells Fargo Bank N.A., where he was responsible for wholesale and commercial banking, and headed Wells Fargo’s nationwide commercial, corporate and treasury management businesses. Prior to his 45-year tenure at Wells Fargo, Mr. Watson served as 1st Lieutenant in the United States Army. Mr. Watson holds a Bachelor of Arts degree from the University of San Francisco and a certificate from the Graduate School of Credit and Financial Management at Stanford University. Mr. Watson is the Chairman of the Finance Council of the Roman Catholic Archdiocese of Los Angeles. Mr. Watson is a director emeritus of the Hanna Boys Center and the Music Center of Los Angeles County. He previously served as a director of NorCal Environmental Corp. from February 2004 to September 2007. Our Board and Nominating and Corporate Governance Committee nominated Mr. Watson to serve as a director based, among other factors, on his commercial banking expertise.

David L. Weinstein has served as our President and Chief Executive Officer since November 2010 and as a member of our Board since August 2008. Since September 2008, Mr. Weinstein has been a partner at Belvedere Capital, a real estate investment firm based in New York. He remains a partner with limited responsibilities. From April 2007 until August 2008, Mr. Weinstein was a Managing Director of Westbridge Investment Group/Westmont Hospitality Group, a real estate investment fund focused on hospitality. From 1996 until January 2007, Mr. Weinstein worked at Goldman, Sachs & Co. in New York, first as a Vice President in the real estate investment banking group (focusing on mergers, asset sales and corporate finance) and then from 2004 as a Vice President in the Special Situations Group (focused on real estate debt investments). Mr. Weinstein holds a Bachelor of Science degree in Economics, magna cum laude, from The Wharton School and a Juris Doctor, cum laude, from the University of Pennsylvania Law School. He is a member of the New York State Bar Association. Our Board and Nominating and Corporate Governance Committee nominated Mr. Weinstein to serve as a director based, among other factors, on his knowledge of the Company, investment banking expertise and experience in the real estate industry.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF MS. GARVEY AND MESSRS. GILLFILLAN, SULLIVAN, VANDEMAN, WATSON AND WEINSTEIN TO SERVE ON OUR BOARD UNTIL THE 2013 ANNUAL MEETING AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFY.

Information Regarding Preferred Directors

As a result of our failure to pay dividends on our Series A preferred stock for six or more quarterly periods, the holders of our Series A preferred stock became entitled to elect two members to our Board (the “Preferred Directors”). At a special meeting of holders of the Series A Preferred Stock held on February 2, 2011, the holders of the Series A preferred stock elected Messrs. Robert M. Deutschman and Edward J. Ratinoff as the Preferred Directors. Each director elected by the holders of Series A preferred stock serves for a one-year term and until his successor is duly elected and qualifies, or, if earlier, until the full payment (or setting aside for payment) of all dividends on the Series A preferred stock that are in arrears, as well as dividends for the then current period. If there is a vacancy during the term of office of a director elected by the holders of Series A preferred stock, such vacancy must be filled by the written consent of the remaining director elected by the holders of Series A preferred stock or, if no such director remains in office, by a vote of the holders of record of a majority of the outstanding shares of Series A preferred stock.

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means the two individuals nominated for election as directors by the holders of Series A preferred stock who receive the largest number of properly cast votes will be elected as directors. Each share of Series A preferred stock is entitled to one vote for each of the two director nominees. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them for the election of the nominees named below unless authorization to do so is withheld. If any nominee should become unavailable for election prior to the Annual Meeting, an event which the Board does not currently anticipate, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Board.

Messrs. Deutschman and Ratinoff are our nominees for election to the Board by the holders of Series A preferred stock. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected, and our management has no reason to believe that either nominee will be unable to serve. The information below relating to the nominees for election as directors by the holders of Series A preferred stock has been furnished to us by the respective individuals. If elected at the Annual Meeting, Messrs. Deutschman and Ratinoff would each serve for a one-year term and until their respective successors are duly elected and qualify or, if earlier, until the full payment (or setting aside for payment) of all dividends on the Series A preferred stock that are in arrears, as well as dividends for the then current period.

The following table sets forth information regarding the individuals who are our nominees for election as directors of the Company by the holders of the Series A preferred stock:

Name	Age	Position	Director Since
Robert M. Deutschman	55	Director	2011
Edward J. Ratinoff	47	Director	2011

Robert M. Deutschman has served on the Board since February 2011. Since 1999, Mr. Deutschman has served as a Managing Director at Cappello Capital Corp., an investment banking firm, and as Vice Chairman of Cappello Group, Inc. since 2008. Mr. Deutschman holds a Bachelor of Arts degree from Haverford College, with honors, and a Juris Doctor from Columbia University School of Law, where he was a Harlan Fiske Stone scholar. Since 2004, Mr. Deutschman has served as the Vice Chairman of the Board of Directors of Enron Creditors Recovery Corp. (formerly Enron Corp.), a position he assumed upon Enron’s emergence from bankruptcy. Mr. Deutschman has also served on the Advisory Board of the RAND Center for Corporate Ethics and Governance since 2006. He formerly served as Chairman of the Board of First Bank of Beverly Hills, F.S.B. and as a member of the board of directors of Beverly Hills Bancorp Inc. from 1999 to 2004. Our Board and Nominating and Corporate Governance Committee nominated Mr. Deutschman to serve as a director based, among other factors, on his commercial real estate and public company experience.

Edward J. Ratinoff has served on the Board since February 2011. Since March 2010, Mr. Ratinoff has been the Managing Director and Head of Acquisitions for Phoenix Realty Group, an institutional real estate investment firm. From 2004 to 2009, Mr. Ratinoff held the position of Managing Director and West Coast Head for the J.E. Robert Companies, a global real estate investment management company. Prior to joining J.E. Roberts, Mr. Ratinoff served in a variety of senior management roles in real estate investment banking with Keybanc, Chase Securities and Bankers Trust. Mr. Ratinoff holds a Bachelor of Arts degree in Architecture from the University of California, Berkeley, and a Master of Business Administration from the J.L. Kellogg Graduate School of Management at Northwestern University. Since May 2010, Mr. Ratinoff has served as a member of the board of directors and Chairman of the Loan Committee of Bank of Internet. Our Board and Nominating and Corporate Governance Committee nominated Mr. Ratinoff to serve as a director based, among other factors, on his commercial real estate and extensive investment banking experience.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF MESSRS. DEUTSCHMAN AND RATINOFF TO SERVE ON OUR BOARD FOR A ONE-YEAR TERM AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFY OR, IF EARLIER, UNTIL THE FULL PAYMENT (OR SETTING ASIDE FOR PAYMENT) OF ALL DIVIDENDS ON THE SERIES A PREFERRED STOCK THAT ARE IN ARREARS, AS WELL AS DIVIDENDS FOR THE THEN CURRENT PERIOD.

Board Governance Documents

The Board maintains charters for each of its committees and has adopted written corporate governance guidelines and a code of business conduct and ethics applicable to independent directors, executive officers, employees and agents, each of which is available for viewing on the Company’s website at http:// www.mpgoffice.com under the heading “Investor Relations—Corporate Governance.” This document is also available in print to any person who sends a written request to that effect to the attention of Jonathan L. Abrams, Secretary, MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071.

Any amendment to, or waiver of, any provision of the code of business conduct and ethics applicable to our independent directors and executive officers must be approved by the Board. Any such amendment or waiver that would be required to be disclosed under SEC rules or NYSE listing standards or regulations will be promptly posted on our website.

Director Independence

The NYSE requires each NYSE-listed company to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee each comprised solely of independent directors. The Board has adopted independence standards as part of its corporate governance guidelines, which can be accessed on our website at http://www.mpgoffice.com under the heading “Investor Relations—Corporate Governance.” This document is also available in print to any person who sends a written request to that effect to the attention of our Secretary, as provided for above under the heading “— Board Governance Documents.”

The independence standards contained in our corporate governance guidelines incorporate the categories of relationships between a director and a listed company that would make a director ineligible to be independent according to the standards issued by the NYSE.

In accordance with NYSE rules and our corporate governance guidelines, in March 2012 the Board affirmatively determined that each of the following directors is independent within the meaning of both our and the NYSE’s director independence standards, as then in effect:

Robert M. Deutschman
Christine N. Garvey
Michael J. Gillfillan
Edward J. Ratinoff
Joseph P. Sullivan
George A. Vandeman
Paul M. Watson

The persons listed above include all of our current directors, other than Mr. Weinstein, our President and Chief Executive Officer.

The Board has also determined that each of the current members of our Audit, Compensation, and Nominating and Corporate Governance Committees is independent within the meaning of both our and the NYSE’s director independence standards applicable to members of such committees. Additionally, our Audit Committee members satisfy the enhanced independence standards set forth in Rule 10A-3(b)(1)(i) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and NYSE listing standards.

Board Meetings

The Board held nine meetings and the non-management directors (which includes all directors except for our Chief Executive Officer) met in executive session seven times during the fiscal year ended December 31, 2011. Mr. Watson, our Chairman of the Board, presided over such executive sessions. The number of meetings for each Board committee is set forth below under the heading “—Board Committees.” During the fiscal year ended December 31, 2011, all of our directors attended at least 75% of the total number of meetings of the Board and of the Board committees on which they served. The Board expects all nominees for director to attend the Annual Meeting in person barring unforeseen circumstances or irresolvable conflicts. All of our directors at the time of our 2011 Annual Meeting of Stockholders, which was held on June 16, 2011, were in attendance in person at such Annual Meeting.

Board Leadership Structure and Risk Oversight

The Board has a policy that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons. The Board has determined that having an independent director serve as Chairman is in the best interests of the Company, providing enhanced board oversight as well as active independent director participation in setting board meeting agendas and establishing board priorities and procedures. This policy is subject to review in the future based on the Company’s then-current circumstances and Board membership.

The Board is actively involved in overseeing our risk management through the Audit Committee. Under its charter, the Audit Committee is responsible for discussing with management its policies with respect to risk assessment and management. The Audit Committee is also responsible for discussing with management any significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

Board Committees

Audit Committee—

General

Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee helps ensure the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, and the performance of our internal audit function and independent registered public accounting firm. The Audit Committee selects, assists and meets with the independent registered public accounting firm, oversees each annual audit and quarterly review, oversees our internal audit function and prepares the report that federal securities laws require to be included in our proxy statement each year (see page 62 for the current Audit Committee Report). The Board has approved a charter of the Audit Committee, and the Audit Committee carries out its responsibilities in accordance with those terms. The charter is located on our website at http:// www.mpgoffice.com and is available in print to any person who requests it by writing to our Secretary, as provided for above under the heading “—Board Governance Documents.” Currently, Mr. Watson is Chair and Messrs. Gillfillan and Ratinoff are members of the Audit Committee, each of whom is an independent director. In 2011, Messrs. Gillfillan and Watson served on the Audit Committee for the entire year, while Messrs. Vandeman and Ratinoff served on the Audit Committee for a portion of the year. Mr. Vandeman served from January 1, 2011 until February 28, 2011, and Mr. Ratinoff served on the Audit Committee beginning on February 28, 2011. Based on his experience and expertise, the Board has determined that Mr. Gillfillan is an “audit committee financial expert” as defined by the SEC. The Audit Committee meets the NYSE composition requirements, including the requirements dealing with financial literacy and financial sophistication. The members of our Audit Committee satisfy the enhanced independence standards applicable to audit committees set forth in Rule 10A-3(b)(i) under the Exchange Act and the NYSE listing standards. During the fiscal year ended December 31, 2011, the Audit Committee met nine times. The composition of the Audit Committee following the date of the Annual Meeting will be determined by the Board promptly after the Annual Meeting.

Pre-approval Policies and Procedures

Our Audit Committee charter provides that the Audit Committee is to pre-approve all audit services and permitted non-audit services to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act.

In addition, consistent with SEC rules regarding auditor independence, the Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which provides that the Audit Committee is required to pre-approve all audit and permitted non-audit services to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. The pre-approval policy sets forth procedures to be used for pre-approval requests relating to audit services, audit-related services, tax services and all other services and provides that:

•	The Audit Committee may consider the amount of fees as a factor in determining whether a proposed service would impair the independence of the independent registered public accounting firm;

•
Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accounting firm and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s and Public Company Accounting Oversight Board’s rules on registered public accounting firm independence;

•
The Audit Committee may delegate pre-approval authority to one or more of its members, and if the Audit Committee does so, the member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at or prior to its next scheduled meeting; and

•	The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.

During the fiscal years ended December 31, 2011 and 2010, all audit services provided to us by KPMG LLP were pre-approved by the Audit Committee, and no non-audit services were performed for us by KPMG LLP.

Compensation Committee—

The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company’s executives by designing and approving or recommending for the Board’s approval the compensation plans, policies and programs of the Company. The Compensation Committee establishes, reviews, modifies and approves the compensation and benefits of our executive officers, administers the Second Amended and Restated 2003 Incentive Award Plan (the “Incentive Award Plan”) of MPG Office Trust, Inc., MPG Office Trust Services, Inc. (the “Services Company”) and MPG Office, L.P. (the “Operating Partnership”), and any other incentive programs, produces an annual report on executive compensation for inclusion in our proxy statement each year (see page 35 for the current Compensation Committee Report on Executive Compensation), and reviews with the Company’s management the Compensation Discussion and Analysis to be included in the Company’s annual proxy statement or

Annual Report on Form 10-K. Our Compensation Committee Charter is located on our website at http:// www.mpgoffice.com and is available in print to any person who requests it by writing to our Secretary, as provided for above under the heading “—Board Governance Documents.” Currently, Ms. Garvey is Chair and Messrs. Sullivan and Vandeman are members of the Compensation Committee, each of whom is an independent director. In 2011, Ms. Garvey and Mr. Sullivan served on the Compensation Committee for the entire year, while Messrs. Gillfillan and Vandeman served for a portion of the year. Mr. Gillfillan served on the Compensation Committee from January 1, 2011 through February 28, 2011, and Mr. Vandeman served on the Compensation Committee beginning on February 28, 2011. During the fiscal year ended December 31, 2011, the Compensation Committee met seven times. The composition of the Compensation Committee following the date of the Annual Meeting will be determined by the Board promptly after the Annual Meeting. Further information regarding the specific functions performed by the Compensation Committee is set forth below under the headings “Compensation Discussion and Analysis” and “Compensation Committee Report on Executive Compensation.”

Nominating and Corporate Governance Committee—

The Nominating and Corporate Governance Committee develops and recommends to the Board a set of corporate governance principles, adopts a code of ethics, adopts policies with respect to conflicts of interest, monitors our compliance with corporate governance requirements of state and federal law and the rules and regulations of the NYSE, establishes criteria for prospective members of the Board, conducts candidate searches and interviews, oversees and evaluates the Board and management, evaluates from time to time the appropriate size and composition of the Board and recommends, as appropriate, increases, decreases and changes in the composition of the Board, and formally proposes the slate of directors to be elected at each annual meeting of stockholders. Our Nominating and Governance Committee Charter is located on our website at http:// www.mpgoffice.com and is available in print to any person who requests it by writing to our Secretary, as provided for above under the heading “—Board Governance Documents.” Currently, Mr. Vandeman is Chair and Messrs. Deutschman and Watson are members of the Nominating and Corporate Governance Committee, each of whom is an independent director. In 2011, Messrs. Vandeman and Watson served on the Nominating and Corporate Governance Committee for the entire year, while Ms. Garvey and Mr. Deutschman served for a portion of the year. Ms. Garvey served on the Nominating and Corporate Governance Committee from January 1, 2011 through February 28, 2011, and Mr. Deutschman served on the Nominating and Corporate Governance Committee beginning on February 28, 2011. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2011. The composition of the Nominating and Corporate Governance Committee following the date of the Annual Meeting will be determined by the Board promptly after the Annual Meeting. Further information regarding the Nominating and Corporate Governance Committee is set forth below under the headings “—Qualifications of Director Nominees” and “— Nominating and Corporate Governance Committee’s Process for Considering Director Nominees.”

Finance Committee—

The Finance Committee oversees all areas of finance for the Company and its subsidiaries, including: capital structures; equity, debt and real estate financings; capital expenditures; cash management; banking activities and relationships; investments; foreign exchange activities; tender offers; stock repurchase activities; and other financing activities. The Finance Committee Charter is located on our website at http:// www.mpgoffice.com and is available in print to any person who requests it by writing to our Secretary, as provided for above under the heading “—Board Governance Documents.” Currently, Mr. Sullivan is Chair and Ms. Garvey and Messrs. Deutschman, Gillfillan and Weinstein are members of the Finance Committee. In 2011, Messrs. Gilfillan, Sullivan and Weinstein served on the Finance Committee for the entire year, while Mr. Deutschman served on the Finance Committee beginning on February 28, 2011. The Finance Committee did not meet during the fiscal year ended December 31, 2011. The composition of the Finance Committee following the date of the Annual Meeting will be determined by the Board promptly after the Annual Meeting.

Qualifications of Director Nominees

The Nominating and Corporate Governance Committee has not set forth minimum qualifications for Board nominees. However, pursuant to its charter, the Nominating and Corporate Governance Committee considers the following criteria:

▪	Experience in corporate governance, such as service as an officer or former officer of a publicly-traded company;

▪	Experience in the real estate industry;

▪	Experience as a board member of another publicly-traded company; and

▪	Academic expertise in an area of our operations.

The Nominating and Governance Committee has not adopted any formal policy regarding an attempt to maintain a pre-determined mix of backgrounds of our Board nominees as such backgrounds relate to education, geography, race, gender, national origin or other factors not bearing on expertise. Rather, the Nominating and Corporate Governance Committee looks to that level and type of experience, expertise and credentials of our nominees which we determine are necessary or desirable for the Board at the time.

Nominating and Corporate Governance Committee’s Process for Considering Director Nominees

At an appropriate time prior to each Annual Meeting of Stockholders at which directors are to be elected or re-elected, the Nominating and Corporate Governance Committee recommends to the Board for nomination by the Board such candidates as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve. The Nominating and Corporate Governance Committee evaluates the performance of each current director in considering its recommendations. In accordance with certain SEC disclosure rules regarding the qualification of candidates to be recommended by the Nominating and Corporate Governance Committee for nomination to the Board, the Nominating and Corporate Governance Committee has focused on the particular experience, qualifications and skills of each candidate that would qualify such candidate to serve on the Board. The basis for the Nominating and Corporate Governance Committee’s recommendation of each of Ms. Garvey and Messrs. Gillfillan, Sullivan, Vandeman, Watson, Weinstein, Deutschman and Ratinoff is described above in the respective director’s biography.

At an appropriate time after a vacancy arises on the Board or a director advises the Board of his or her intention to resign, the Nominating and Corporate Governance Committee recommends to the Board for election by the Board to fill such vacancy such prospective member of the Board as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve. In determining whether a prospective member is qualified to serve, the Nominating and Corporate Governance Committee considers the factors listed above under the heading “—Qualifications of Director Nominees.”

Notwithstanding the foregoing, if we are legally required by contract or otherwise to permit a third party to designate one or more of the directors to be elected (for example, pursuant to rights contained in the Articles Supplementary for the Series A preferred stock to elect directors upon non-payment of dividends or pursuant to a stockholder agreement), then the nomination or election of such directors shall be governed by such requirements. Any director nominations received from stockholders will be evaluated in the same manner that nominees suggested by our directors, management or other parties are evaluated.

Manner by Which Stockholders May Recommend Director Candidates

The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. All recommendations must be directed to the Chair of the Nominating and Corporate Governance Committee, c/o Jonathan L. Abrams, Secretary, MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071. Recommendations for director nominees to be considered at the 2013 Annual Meeting must be received in writing (i) not less than 60 days nor more than 90 days prior to the first anniversary of the date of the 2012 Annual Meeting or (ii) if the date of the 2013 Annual Meeting is advanced or delayed by more than 30 days from such anniversary date, not earlier than the 90th day prior to the 2013 Annual Meeting date and not later than the close of business on the later of the 60th day prior to the 2013 Annual Meeting date or the tenth day following the date on which public announcement of the 2013 Annual Meeting date is first made. Each stockholder recommending a person as a director candidate must provide us with the following information so that the Nominating and Corporate Governance Committee may determine whether the recommended director candidate is independent from the stockholder, or each member of the stockholder group, that has recommended the director candidate:

•
If the recommending stockholder or any member of the recommending stockholder group is a natural person, whether the recommended director candidate is the recommending stockholder, a member of the recommending stockholder group, or a member of the immediate family of the recommending stockholder or any member of the recommending stockholder group;

•
If the recommending stockholder or any member of the recommending stockholder group is an entity, whether the recommended director candidate or any immediate family member of the recommended director candidate is or has been at any time during the current or preceding calendar year an employee of the recommending stockholder or any member of the recommending stockholder group;

•
Whether the recommended director candidate or any immediate family member of the recommended director candidate has accepted, directly or indirectly, any consulting, advisory, or other compensatory fees from the recommending stockholder or any member of the group of recommending stockholders, or any of their respective affiliates, during the current or preceding calendar year;

•
Whether the recommended director candidate is an executive officer or director (or person fulfilling similar functions) of the recommending stockholder or any member of the recommending stockholder group, or any of their respective affiliates; and

•	Whether the recommended director candidate controls the recommending stockholder or any member of the recommending stockholder group.

The recommending stockholder must also provide supplemental information that the Nominating and Corporate Governance Committee may request to determine whether the recommended director candidate (i) is qualified to serve on the Audit Committee, (ii) meets the standards of an independent director, and (iii) satisfies the standards for our directors set forth above under the heading “—Qualifications of Director Nominees.” In addition, the recommending stockholder must include the consent of the recommended director candidate in the information provided to us and the recommended director candidate must make himself or herself reasonably available to be interviewed by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider all recommended director candidates submitted to it in accordance with these established procedures, though it will only recommend to the Board as potential nominees those candidates it believes are most qualified. However, the Nominating and Corporate Governance Committee will not consider any director candidate if such candidate’s candidacy or, if elected, Board membership, would violate controlling federal or state law.

Communications with the Board

Stockholders or other interested persons wishing to communicate with the Board may send correspondence directed to the Board, c/o Jonathan L. Abrams, Secretary, MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071. Mr. Abrams will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to our management. Mr. Abrams will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. Mr. Abrams will forward all such communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication, as appropriate. Correspondence intended for our non-management directors as a group should be delivered to the address above, “Attention: Non-Management Directors, c/o Jonathan L. Abrams, Secretary.”

Compensation of Directors

The following table summarizes the compensation earned by each of our independent directors during the fiscal year ended December 31, 2011:

DIRECTOR COMPENSATION

Name (1)	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Robert M. Deutschman (5)	91,111	75,919	—	—	—	167,030
Christine N. Garvey	125,000	69,000	—	—	—	194,000
Michael J. Gillfillan	127,500	69,000	—	—	—	196,500
Edward J. Ratinoff (5)	94,861	75,919	—	—	—	170,780
Joseph P. Sullivan	125,000	69,000	—	—	—	194,000
George A. Vandeman	111,250	69,000	—	—	—	180,250
Paul M. Watson	157,500	69,000	—	—	—	226,500
__________

(1)
Our Chief Executive Officer, Mr. Weinstein, is a member of the Board. Mr. Weinstein does not receive any additional compensation for his services as a director. All compensation for his services an employee of our Company is shown in the Summary Compensation Table.

(2)
Amounts shown in Column (b) are those earned during the fiscal year ended December 31, 2011 for annual retainer fees, committee fees and/or chair fees. For further information, please see the discussion below under the heading “—Retainers and Fees.”

(3)
Amounts shown in Column (c) represent the aggregate grant date fair value of restricted stock units granted during the fiscal year ended December 31, 2011 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “FASB Codification”) Topic 718, Compensation—Stock Compensation. For a discussion of the assumptions made in the valuation reflected in this column, see Part II, Item 8. “Financial Statements and Supplementary Data—Notes 2 and 8 to the Consolidated Financial Statements” of our Annual Report on Form 10-K filed with the SEC on March 15, 2012. Messrs. Deutschman, Gillfillan, Ratinoff, Sullivan, Vandeman and Watson and Ms. Garvey each received an annual grant of 25,000 restricted stock units upon their re-election to the Board on June 16, 2011 with a grant date fair value of $69,000. In addition, Messrs. Deutschman and Ratinoff each received an award of 1,875 restricted stock units upon their initial election to the Board on February 2, 2011 with a grant date fair value of $6,919. As of December 31, 2011, our directors held the following number of outstanding restricted stock units: Mr. Deutschman, 26,875; Ms. Garvey, 25,000; Mr. Gillfillan, 25,000; Mr. Ratinoff, 26,875; Mr. Sullivan, 25,000; Mr. Vandeman, 25,000; and Mr. Watson, 25,000.

(4)
We did not grant any option awards to members of the Board during the fiscal year ended December 31, 2011. As of December 31, 2011, our directors held the following number of outstanding nonqualified stock option awards: Mr. Deutschman, none; Ms. Garvey, 102,500; Mr. Gillfillan, 97,500; Mr. Ratinoff, none; Mr. Sullivan, 97,500; Mr. Vandeman, 72,500; and Mr. Watson, 102,500.

(5)	Messrs. Deutschman and Ratinoff joined the Board on February 2, 2011.

Retainers and Fees

Our director compensation program provides for the following cash fees:

Fee Type (1)	Amount per Year
Retainer	$100,000
Chairman	45,000
Committee Chair:
Audit	35,000
Compensation	25,000
Finance	25,000
Nominating and Corporate Governance	10,000
Committee Member:
Audit	5,000
_________

(1)	Our Board members do not receive any additional compensation for attending Board or committee meetings.

On July 23, 2009, the Board adopted the MPG Office Trust, Inc. Director Stock Plan, which generally provides, for each calendar year, that each non-employee director may irrevocably elect in advance to apply between 10% and 50% of the total annual compensation otherwise payable to him or her in cash during such calendar year (including any annual retainer fee and compensation for services rendered as a member of a committee of the Board or a chair of such committee) towards the purchase of shares of our common stock. During the fiscal year ended December 31, 2011, all of the annual fees described above were paid in cash to our non-employee directors and none of them elected to apply such fees toward the purchase of common stock under this plan.

Equity Awards

During 2010, our Incentive Plan provided for formula grants of nonqualified stock options to non-employee directors as follows:

•
Each new non-employee director would be granted a nonqualified stock option to purchase 50,000 shares of our common stock under our Incentive Plan on the date on which he or she initially became a non-employee director (no director received such a grant).

•
Each non-employee director was granted a nonqualified stock option to purchase 45,000 shares of our common stock under our Incentive Plan effective immediately following each annual meeting of stockholders, provided that he or she continued to serve as a non-employee director immediately following such annual meeting.

During 2011, the Compensation Committee approved the following changes to our director compensation program and our Incentive Plan:

•
Effective February 2, 2011, each individual who first becomes a non-employee director on or after such date will be granted an award of 1,875 restricted stock units, with dividend equivalents, on the date on which he or she initially becomes a non-employee director.

•
Commencing as of the date of the Company’s 2011 Annual Meeting of Stockholders (on June 16, 2011), each non-employee director will be granted an award of 25,000 restricted stock units, with dividend equivalents, effective immediately following each annual meeting of stockholders, provided that he or she continues to serve as a non-employee director immediately following such meeting.

Subject to the director’s continued service, these restricted stock unit awards generally vest in equal annual installments on each of the first three anniversaries of the date of grant. Shares of our common stock, or at the Company’s option cash, are provided with respect to the vested portion of restricted stock unit awards to the non-employee director upon the earliest to occur of (i) the date of the director’s separation from service, (ii) the director’s death, or (iii) the occurrence of a change in control (as such term is defined in our Incentive Plan).

Non-employee directors no longer receive awards of stock options upon initial election or re-election to the Board.

Our Incentive Plan was amended on February 2, 2011 and April 25, 2011, respectively, to reflect these changes.

Compensation Committee Interlocks and Insider Participation

In 2011, Ms. Garvey and Messrs. Gillfillan, Sullivan and Vandeman served on the Compensation Committee. Ms. Garvey and Mr. Sullivan served on the Compensation Committee for the entire year, while Messrs. Gillfillan and Vandeman served for a portion of the year. Mr. Gillfillan served on the Compensation Committee from January 1, 2011 through February 28, 2011, and Mr. Vandeman served on the Compensation Committee beginning on February 28, 2011. During the fiscal year ended December 31, 2011, there were no interlocks with other companies requiring disclosure under applicable SEC rules and regulations. None of the members of the Compensation Committee is or has been an officer or employee of our Company or any of its subsidiaries.

While the Compensation Committee retains ultimate approval authority for executive compensation, it has delegated the authority to negotiate specific terms of certain executive employment agreements to the Chief Executive Officer and the General Counsel.

ITEM 2

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY” VOTE)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

At our 2011 Annual Meeting of Stockholders, over 89% of the votes cast by holders of our common stock were in favor of holding an annual say-on-pay vote. Based on these results, the Board determined that we will hold a say-on-pay vote every year until the next advisory (non-binding) vote on the frequency of holding a say-on-pay vote occurs. Unless the Board modifies its determination on the frequency of future say-on-pay votes, the next say-on-pay vote will be held at the 2013 Annual Meeting of Stockholders.

Summary

At our 2011 Annual Meeting of Stockholders, holders of our common stock overwhelmingly approved the compensation of our named executive officers, with over 98% of the votes cast in favor of the say-on-pay proposal.

We are asking holders of our common stock to consider and vote upon a resolution to approve the compensation of our named executive officers, which consist of our Chief Executive Officer, Chief Financial Officer and next three highest paid executive officers, as described in the “Compensation Discussion and Analysis” section of this Proxy Statement and the related executive compensation tables, beginning on page 26. Our executive compensation program is designed to enable us to recruit, retain and develop superior management talent, who are critical to our success. Such a program rewards our named executive officers for the achievement of specific short- and long-term goals, including overall company and personal goals. The following is a brief summary of some of the key points of our executive compensation program. We urge our stockholders to review the detailed “Compensation Discussion and Analysis” section of this Proxy Statement and executive-related compensation tables for more information.

We emphasize pay-for-performance. Our Compensation Committee carefully reviews prior performance in connection with any potential increase in an executive officer’s base salary. Our incentive program is performance-driven, as bonuses are awarded at the discretion of the Compensation Committee after evaluating the executive’s performance based on the Company’s achievement of its business plan, the particular executive’s contributions to the Company’s achievement of such business plan and other individual performance criteria deemed to be appropriate by the Compensation Committee.

Executives therefore have a significant portion of their annual compensation at risk depending upon performance. Equity awards are a key component of our executive compensation program, which we believe align the interests of our executive officers with those of our long-term stockholders by encouraging long-term performance.

We provide competitive pay opportunities that reflect best practices. We have a highly active Compensation Committee, which met seven times during the fiscal year ended December 31, 2011. The Compensation Committee consistently reviews our executive compensation program (together with our independent compensation consultant) to ensure that it not only provides competitive pay opportunities, but also reflects best practices. For example, on June 9, 2009, we adopted a policy that we will not enter into any new agreement with our executive officers that includes (i) any Internal Revenue Code of 1986, as amended (the “Code”), Section 280G excise tax gross-up provision with respect to payments contingent upon a change in control, except in unusual circumstances where the Compensation Committee determines that it is appropriate to do so in order to recruit a new executive officer (in which case, the excise tax gross-up will be limited to payments triggered by both a change in control and termination of employment, and will be subject to a three-year sunset provision), or (ii) a modified single trigger which provides for severance payments in the event that an executive officer voluntarily terminates employment without good reason within a specified period of time following a change in control of the Company.

We are committed to having strong governance standards with respect to our compensation program, procedures and practices. Pursuant to our commitment to strong governance standards, the Compensation Committee is comprised solely of independent directors. The Compensation Committee retains an independent compensation consultant to provide it with advice and guidance on our executive compensation program design and to evaluate our executive compensation program. The Compensation Committee oversees and periodically assesses the risks associated with our company-wide compensation policies and practices to determine whether such policies and practices encourage unnecessary or excessive risk taking. We have implemented equity compensation grant procedures that comply with evolving best practices.

Recommendation

The Board believes that the information provided above and within the “Compensation Discussion and Analysis” section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our stockholders’ interests to support long-term value creation and is consistent with a pay-for-performance philosophy.

The following resolution will be submitted for a vote of the holders of common stock at the Annual Meeting:

“RESOLVED, that holders of common stock of MPG Office Trust, Inc. approve, on an advisory (non-binding) basis, the compensation of the named executive officers of MPG Office Trust, Inc., as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion of this Proxy Statement.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board.

The affirmative vote of a majority of the votes cast by the holders of common stock at the Annual Meeting is required for the adoption of the resolution approving, on an advisory (non-binding) basis, the compensation of our named executive officers.

OUR BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THIS RESOLUTION APPROVING THE COMPENSATION OF MPG OFFICE TRUST’S NAMED EXECUTIVE OFFICERS.

ITEM 3

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by holders of common stock at the Annual Meeting. KPMG LLP has audited our financial statements since our inception in 2002. A representative of KPMG LLP is expected to be present at the Annual Meeting, and, if present, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table summarizes the fees for professional services rendered by KPMG LLP:

	For the Year Ended December 31,
	2011	2010
Audit fees (1)	$1,044,000	$1,113,000
Audit-related fees (2)	290,000	294,000
Tax fees (3)	—	—
All other fees	—	—
	$1,334,000	$1,407,000
__________

(1)
Audit fees consist of fees for professional services provided in connection with the audits of our annual consolidated financial statements and internal control over financial reporting, the performance of interim reviews of our quarterly unaudited financial information and consents.

(2)	Audit-related fees consist of fees for agreed-upon procedures and stand-alone audits for certain of our properties.

(3)	We did not engage KPMG LLP for tax services during any year.

Ratification of the selection of KPMG LLP as our independent registered public accounting firm by holders of common stock is not required by our Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the holders of common stock for ratification as a matter of corporate practice. If the holders of common stock fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s best interests.

The affirmative vote of a majority of the votes cast by the holders of common stock at the Annual Meeting is required for the ratification of the selection of KPMG LLP as our independent registered public accounting firm.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

PRINCIPAL STOCKHOLDERS

The following table sets forth the only persons known to us to be the beneficial owner, or deemed to be the beneficial owner, of more than 5% of our common stock (or common stock currently outstanding and common stock issuable at our option upon the redemption of units in our Operating Partnership) as of June 8, 2012:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)	Percent of Common Stock and Units (1)
(a)	(b)	(c)	(d)
Robert F. Maguire III (2),(3) 1733 Ocean Avenue Suite 300 Santa Monica, CA 90401	6,386,251	11.17%	11.15%

Appaloosa Partners Inc. (4) c/o Appaloosa Management L.P. 51 John F. Kennedy Parkway Short Hills, NJ 07078	4,292,354	8.45%	7.50%

BlackRock, Inc. (5) 40 East 52nd Street New York, NY 10022	2,990,764	5.89%	5.22%
__________

(1)
Amounts and percentages in this table are based on 50,806,217 shares of our common stock and 6,446,777 Operating Partnership units (other than units held by MPG Office Trust, Inc.) outstanding as of June 8, 2012. Operating Partnership units are redeemable for cash or, at our option, shares of our common stock on a one-for-one basis. The total number of shares outstanding used in calculating the percentages shown in Columns (c) and (d) for Mr. Maguire assumes that all common stock that he has the right to acquire upon redemption of Operating Partnership units are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other beneficial owner.

(2)
Amount shown in Column (b) for Mr. Maguire assumes that he has tendered all of his Operating Partnership units for redemption and that they have been exchanged by us for shares of our common stock at our option.

(3)
Information regarding Mr. Maguire is based on a Schedule 13D/A filed by Mr. Maguire with the SEC on April 2, 2010, as adjusted to reflect the redemption of 110,000 Operating Partnership units on November 17, 2010. After the redemption, Mr. Maguire holds 3,443,545 Operating Partnership units directly, (ii) 1,535,464 Operating Partnership units held by three entities that are wholly owned and controlled by Mr. Maguire, and (iii) an additional 1,407,242 Operating Partnership units held by three entities that are wholly owned and controlled by Mr. Maguire that are not currently redeemable into common stock. The Schedule 13D/A indicates that Mr. Maguire has sole voting and dispositive power with respect to all Operating Partnership units reported by him. After the redemption, with the exception of 110,000 Operating Partnership units, all of the Operating Partnership units beneficially owned by Mr. Maguire are pledged to Wachovia Bank, N.A. as a portion of the collateral securing a personal loan made by Wachovia Bank, N.A. to Mr. Maguire. If an event of default occurs and is not cured or waived, Wachovia Bank, N.A. could foreclose on its collateral, including the pledged Operating Partnership units. On June 12, 2012, the Company accepted notices of redemption from an entity that is wholly-owned and controlled by Mr. Maguire requesting the redemption of 1,100,000 Operating Partnership units. The Company has elected to acquire the redeemed Operating Partnership units on a one-for-one basis in exchange for 1,100,000 shares of the Company’s common stock. Mr. Maguire has directed that the common stock be issued to a party not related to Mr. Maguire.

(4)
Information regarding Appaloosa Investment Limited Partnership I (“AILP”), Palomino Fund Ltd. (“Palomino”), Thoroughbred Fund L.P. (“TFLP”), Thoroughbred Master Ltd. (“TML”), Appaloosa Management L.P. (“AMLP”), Appaloosa Partners Inc. (“API”) and David A. Tepper is based solely on a Schedule 13G/A filed with the SEC on February 14, 2012. The Schedule 13G/A indicates that (i) AILP had shared voting and dispositive power with respect to 1,381,969 shares of our common stock and no sole voting or dispositive power; (ii) Palomino had shared voting and dispositive power with respect to 2,018,486 shares of our common stock and no sole voting or dispositive power; (iii) TFLP had shared voting and dispositive power with respect to 436,374 shares of our common stock and no sole voting or dispositive power; (iv) TML had shared voting and dispositive power with respect to 455,525 shares of our common stock and no sole voting or dispositive power; (v) AMLP had shared voting and dispositive power with respect to 4,292,354 shares of our common stock and no sole voting or dispositive power; (vi) API had shared voting and dispositive power with respect to 4,292,354 shares of our common stock and no sole voting or dispositive power; and (vii) Mr. Tepper had shared voting and dispositive power with respect to 4,292,354 shares of our common stock and no sole voting or dispositive power.

The Schedule 13G/A indicates that Mr. Tepper is the sole stockholder and the President of API. API is the general partner of, and Mr. Tepper owns a majority of the limited partnership interest in, AMLP. AMLP is the general partner of AILP and TFLP, and acts as investment advisor to Palomino and TML.

(5)
Information regarding BlackRock, Inc. is based solely on a Schedule 13G/A filed with the SEC on February 13, 2012. The Schedule 13G/A indicates that BlackRock had sole voting and dispositive power with respect to 2,990,764 shares of our common stock and no shared voting or dispositive power.

The following table sets forth the only entity known to us to be the beneficial owner, or deemed to be the beneficial owner, of more than 5% of our Series A preferred stock as of June 8, 2012:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Series A Preferred Stock (1)
(a)	(b)	(c)
Caspian Capital LP (2) 500 Mamaroneck Avenue Suite 101 Harrison, NY 10528	898,047	9.23%
__________

(1)	Amounts and percentages in this table are based on 9,730,370 shares of our Series A preferred stock outstanding as of June 8, 2012.

(2)
Information regarding Caspian Capital LP (“Caspian”), Caspian Capital Advisors, LLC (“Caspian Advisors”), and Caspian Credit Advisors, LLC (“Caspian Credit”) is based solely on a Schedule 13D/A filed with the SEC on April 23, 2012. The Schedule 13D/A indicates that (i) Caspian had shared voting and dispositive power with respect to 898,047 shares of Series A preferred stock and no sole voting or dispositive power; (ii) Caspian Advisors had shared voting and dispositive power with respect to 262,936 shares of Series A preferred stock and no sole voting or dispositive power; and (iii) Caspian Credit had shared voting and dispositive power with respect to 535,739 shares of Series A preferred stock and no sole voting or dispositive power.

The Schedule 13D/A indicates that the shares of Series A preferred stock are held as follows: Caspian Capital Partners, L.P. (262,936 shares), Mariner LDC (83,622 shares), Caspian Select Credit Master Fund Ltd. (475,304 shares), Caspian Solitude Master Fund LP (41,185 shares), Caspian HLSC1, LLC (19,250 shares), and certain other funds for which Caspian provides investment management or investment advice (15,750 shares) (collectively, the “Accounts”).
The Schedule 13D/A indicates that Caspian is the investment advisor for the Accounts and exercises the shared voting and dispositive authority over the shares of Series A preferred stock beneficially owned by such Accounts. The Schedule 13D/A indicates that Caspian is controlled by each of Messrs. Adam Cohen, David Corleto and Mark Weissman (the “Principals”). The Schedule 13D/A indicates that Caspian Advisors is the general partner of Caspian Capital Partners, L.P. and that Caspian Credit is the general partner of an affiliate of Caspian Select Credit Master Fund Ltd. and of Caspian Solitude Master Fund LP, and is the managing member of Caspian HLSC1, LLC.

SECURITY OWNERSHIP OF OUR DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the beneficial ownership of our common stock (or common stock currently outstanding and common stock issuable at our option upon the redemption of units in our Operating Partnership) of (1) our current directors, (2) our current Chief Executive Officer, (3) each of our three other most highly compensated executives, other than our Chief Executive Officer, as of December 31, 2011, and (4) our current directors and executive officers listed below under the heading “Executive Officers of the Registrant” as a group, in each case as of June 8, 2012. In preparing this information, we relied solely upon information provided to us by our directors and current executive officers.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Common Stock (3)	Percent of Common Stock and Units (3)
(a)	(b)	(c)	(d)
David L. Weinstein (4)	716,217	1.40%	1.24%
Jonathan L. Abrams (5)	82,607	*	*
Peter K. Johnston (6)	10,790	*	*
Christopher M. Norton (7)	—	*	*
Robert M. Deutschman (8)	—	*	*
Christine N. Garvey (9)	93,960	*	*
Michael J. Gillfillan (10)	82,500	*	*
Edward J. Ratinoff (8)	—	*	*
Joseph P. Sullivan (10)	82,500	*	*
George A. Vandeman (11)	58,500	*	*
Paul M. Watson (12)	98,500	*	*
Directors and Executive Officers as a group (12 persons) (13)	1,293,969	2.51%	2.23%
_________

*	Less than 1.0%.

(1)	The address for each listed beneficial owner is c/o MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071.

(2)
Unless otherwise indicated, each person is the direct owner of and has sole voting and dispositive power with respect to such common stock. Amounts and percentages in this table are based on 50,806,217 shares of our common stock and 6,446,777 Operating Partnership units (other than units held by MPG Office Trust, Inc.) outstanding as of June 8, 2012. Operating Partnership units are redeemable for cash or, at our option, shares of our common stock on a one-for-one basis.

(3)
The total number of shares outstanding used in calculating the percentages shown in Columns (c) and (d) assumes that all common stock that each person has the right to acquire upon exercise of stock options within 60 days of June 8, 2012 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other beneficial owner.

(4)
Includes (i) 428,717 shares of common stock held directly and (ii) 287,500 shares of common stock issuable upon exercise of stock options. Excludes 600,000 restricted stock units, none of which will be vested within 60 days of June 8, 2012. Vested restricted stock units will not be distributed in shares of our common stock or, at our option, paid in cash until the earliest to occur of the last regularly scheduled vesting date (December 19, 2013), the date of the occurrence of a change in control or the date of Mr. Weinstein’s separation from service for any reason. Excludes 215,000 nonqualified stock options that are not exercisable within 60 days of June 8, 2012.

(5)
Includes (i) 42,357 shares of common stock held directly, (ii) 250 shares of common stock held indirectly and (iii) 40,000 shares of common stock issuable upon exercise of stock options. Excludes 185,391 restricted stock units, of which 70,375 units will be vested within 60 days of June 8, 2012. Vested restricted stock units will not be distributed in shares of our common stock or, at our option, paid in cash until the earliest to occur of the last regularly scheduled vesting date (October 2, 2013 with respect to 44,611 restricted stock units, December 9, 2013 with respect to 65,000 restricted stock units, and December 19, 2013 with respect to 75,780 restricted stock units), the date of the occurrence of a change in control or the date of Mr. Abrams’ separation from service for any reason.

(6)	Includes 10,790 shares of common stock held directly.

(7)
Excludes 48,780 restricted stock units, none of which will be vested within 60 days of June 8, 2012. Vested restricted stock units will not be distributed in shares of our common stock or, at our option, paid in cash until the earliest to occur of the last regularly scheduled vesting date (December 19, 2013), the date of the occurrence of a change in control or the date of Mr. Norton’s separation from service for any reason.

(8)
Excludes 26,875 restricted stock units, of which 8,958 units will be vested within 60 days of June 8, 2012. Vested restricted stock units will not be distributed in shares of our common stock or, at our option, paid in cash until the earliest to occur of the date of the grantee’s death, the date of the occurrence of a change in control or the date of the grantee’s separation from service for any reason.

(9)
Includes (i) 4,460 shares of common stock held indirectly, (ii) 2,000 shares of common stock held directly and (iii) 87,500 shares of common stock issuable upon exercise of stock options. Excludes 25,000 restricted stock units, 8,333 of which will be vested within 60 days of June 8, 2012. Vested restricted stock units will not be distributed in shares of our common stock or, at our option, paid in cash until the earliest to occur of the date of Ms. Garvey’s death, the date of the occurrence of a change in control or the date of Ms. Garvey’s separation from service for any reason. Excludes 15,000 nonqualified stock options that are not exercisable within 60 days of June 8, 2012.

(10)
Includes 82,500 shares of common stock issuable upon exercise of stock options. Excludes 25,000 restricted stock units, 8,333 of which will be vested within 60 days of June 8, 2012. Vested restricted stock units will not be distributed in shares of our common stock or, at our option, paid in cash until the earliest to occur of the date of the grantee’s death, the date of the occurrence of a change in control or the date of the grantee’s separation from service for any reason. Excludes 15,000 nonqualified stock options that are not exercisable within 60 days of June 8, 2012.

(11)
Includes (i) 1,000 shares of common stock held directly and (ii) 57,500 shares of common stock issuable upon exercise of stock options. Excludes 25,000 restricted stock units, 8,333 of which will be vested within 60 days of June 8, 2012. Vested restricted stock units will not be distributed in shares of our common stock or, at our option, paid in cash until the earliest to occur of the date of Mr. Vandeman’s death, the date of the occurrence of a change in control or the date of Mr. Vandeman’s separation from service for any reason. Excludes 15,000 nonqualified stock options that are not exercisable within 60 days of June 8, 2012.

(12)
Includes (i) 11,000 shares of common stock held indirectly and (ii) 87,500 shares of common stock issuable upon exercise of stock options. Excludes 25,000 restricted stock units, 8,333 of which will be vested within 60 days of June 8, 2012. Vested restricted stock units will not be distributed in shares of our common stock or, at our option, paid in cash until the earliest to occur of the date of Mr. Watson’s death, the date of the occurrence of a change in control or the date of Mr. Watson’s separation from service for any reason. Excludes 15,000 nonqualified stock options that are not exercisable within 60 days of June 8, 2012.

(13)
Excludes 1,201,561 restricted stock units, of which 238,086 units will be vested within 60 days of June 8, 2012. Vested restricted stock units will not be distributed in shares of our common stock or, at our option, paid in cash until the earliest to occur of the last regularly scheduled vesting date (or in the case of members of our Board, their date of death), the date of the occurrence of a change in control or the date of the grantee’s separation from service for any reason. Excludes 290,000 nonqualified stock options that are not exercisable within 60 days of June 8, 2012.

EXECUTIVE OFFICERS OF THE REGISTRANT

Our current executive officers are as follows:

Name	Age	Position	Executive Officer Since
David L. Weinstein	45	President and Chief Executive Officer	2010
Peggy M. Moretti	49	Executive Vice President, Investor and Public Relations & Chief Administrative Officer	2003
Jonathan L. Abrams	37	Executive Vice President, General Counsel and Secretary	2007
Peter K. Johnston	57	Senior Vice President, Leasing	2006
Christopher M. Norton	39	Senior Vice President, Transactions	2011

David L. Weinstein has served as our President and Chief Executive Officer since November 2010 and as a member of our Board since August 2008. See Item 1 “Election of Directors” for Mr. Weinstein’s biographical information.

Peggy M. Moretti has served as our Executive Vice President, Investor and Public Relations & Chief Administrative Officer since January 2010, with responsibility for investor relations and corporate communications. Ms. Moretti joined the Company in June 2003 as our Senior Vice President, Investor Relations and Public Relations and was promoted to Senior Vice President, Investor and Public Relations & Chief Administrative Officer in June 2009. She served in a similar role for Maguire Thomas Partners, our pre-IPO predecessor company, from 1996 to June 2003. Prior to joining Maguire Thomas Partners, Ms. Moretti served as Director of Public Relations for The Peninsula Beverly Hills, an award-winning luxury hotel located in Beverly Hills, California, from 1991 to 1996. From 1985 to 1991, Ms. Moretti served in various roles for Rogers & Cowan, an international public relations consultancy firm. Ms. Moretti holds a Bachelor of Arts degree in Political Science from the University of California, Los Angeles. She is a member of the National Association of Industrial and Office Properties and currently serves as a member of the board of directors of the YMCA of Metropolitan Los Angeles. She had previously served as a board member of the Los Angeles Conservancy.

Jonathan L. Abrams has served as our Executive Vice President, General Counsel and Secretary since December 2011, and as our Senior Vice President, General Counsel and Secretary from August 2007 to December 2011. From April 2006 to June 2007, Mr. Abrams was Senior Vice President of Business and Legal Affairs at Lionsgate Entertainment, where he was responsible for SEC and Sarbanes-Oxley Act compliance matters and was also involved in acquisitions and financings. Prior to April 2006, Mr. Abrams was an attorney with the law firm of Latham & Watkins LLP, where he worked on a wide range of corporate matters involving MPG Office Trust and other REITs. Mr. Abrams holds a Bachelor of Arts degree in Political Science, cum laude, from the University of California, Berkeley and a Juris Doctor, cum laude, from Harvard Law School. He currently serves as Chairman of Happy Trails for Kids, a non-profit organization serving children in foster care.

Peter K. Johnston has served as our Senior Vice President, Leasing since March 2006, and as our Senior Vice President, Major Lease Transactions from January 2006 to March 2006. Prior to that time, Mr. Johnston served in a consultancy role responsible for major lease transactions for MPG Office Trust from April 2005 to January 2006. From January 1996 through March 2005, Mr. Johnston served as President of Leasing for CommonWealth Partners, where he was responsible for all brokerage activities and lease transactions. From 1985 through 1995, Mr. Johnston was the Senior Vice President, Leasing for Maguire Thomas Partners, where he was responsible for leasing in Southern California and Philadelphia. Mr. Johnston holds a Bachelor of Science degree in Business Administration from the University of Denver.

Christopher M. Norton has served as our Senior Vice President, Transactions since March 2011. From 2002 until February 2011, Mr. Norton was an attorney with the law firm of Latham & Watkins LLP, where his practice primarily focused on representing clients, including MPG Office Trust, in the acquisition, financing (including the origination of syndicated, mezzanine and securitized loans) and leasing of real property, as well as in real estate workout and restructuring transactions. Mr. Norton holds a Bachelor of Arts degree in Psychology from Brigham Young University and a Juris Doctor from Northwestern University School of Law.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section describes the compensation policies and programs for our named executive officers, based on total compensation as calculated under current SEC rules. For the fiscal year ended December 31, 2011, our named executive officers were as follows:

Name	Position
David L. Weinstein	President and Chief Executive Officer
Shant Koumriqian (1)	Executive Vice President, Chief Financial Officer
Jonathan L. Abrams	Executive Vice President, General Counsel and Secretary
Peter K. Johnston	Senior Vice President, Leasing
Christopher M. Norton	Senior Vice President, Transactions
__________

(1)	Mr. Koumriqian’s employment with the Company terminated on March 31, 2012.

Executive Compensation Philosophy and Objectives

Our executive compensation philosophy is to set programs that achieve the following objectives:

•	Attracting, retaining and motivating talented executives;

•	Providing a program that is market-based and comparable to programs at other REITs;

•	Encouraging a strong link between executive compensation and individual and company performance; and

•	Supporting the maximization of stockholder value.

In order to achieve these objectives, we seek to provide an industry-competitive total compensation package comprised of annual compensation (base salary and cash-based incentives) coupled with long-term equity-based incentives. We believe that this mix of compensation encourages high performance, promotes accountability and ensures that the interests of our executives are aligned with the interests of our stockholders by linking certain portions of each named executive officer’s compensation package directly to increases in stockholder value. We also periodically review the program in light of our then-current business plan, operations and financial position as well as the overall economic picture.

Development and Administration of the Compensation Structure

Our executive compensation program is principally administered by the Compensation Committee. The Compensation Committee has overall responsibility to design, review and approve our executive compensation philosophy, policies and practices, including the form and level of compensation and performance goals for our named executive officers.

The Compensation Committee has ultimate responsibility for the formulation of appropriate compensation plans and incentives for our executives, the recommendation of such plans and incentives to our Board for its consideration and adoption, the award of equity compensation under our Incentive Plan and the ongoing administration of various compensation programs as may be authorized or directed by our Board.

Within our general compensation framework, our Chief Executive Officer, Executive Vice Presidents and General Counsel have, on behalf of the Company, historically negotiated specific compensation terms for members of senior management other than our Chief Executive Officer (including our named executive officers), memorializing these terms in employment agreements (which terms are reviewed and approved in advance by the Compensation Committee). Employment terms for our Chief Executive Officer have historically been negotiated by our Board, in consultation with outside counsel. All compensation terms approved for members of senior management during the fiscal year ended December 31, 2011 were subject to these processes.

The Compensation Committee has not adopted formal policies for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. However, the Compensation Committee’s general philosophy has been to keep a balance between base salary, incentive bonus and equity compensation that is consistent with that provided by other REITs. The Compensation Committee does not believe that significant compensation derived from one component of compensation should necessarily negate or reduce compensation from other components.

The Compensation Committee has engaged Jack Marsteller of the firm Pay Governance LLC as the Compensation Committee’s independent compensation consultant to advise the committee in discharging its responsibilities. The responsibilities of the independent consultant have historically included: providing market data on pay levels and practices and making recommendations on executive compensation; reviewing the peer group and proposing changes as appropriate; advising the Compensation Committee on trends and best practices in the design, composition and policies of executive compensation programs; advising the Compensation Committee Chair on meeting agendas and attending Compensation Committee meetings where compensation items are discussed; reviewing the Compensation Discussion and Analysis and compensation tables for inclusion in the Annual Report on Form 10-K and the Proxy Statement; advising the Compensation Committee on compensation issues that arise in the course of fulfilling its governance responsibilities; undertaking special projects at the request of the Compensation Committee Chair; and advising the Compensation Committee on ideas for improving the effectiveness of board governance of executive compensation.

During the fiscal year ended December 31, 2011, the Compensation Committee’s independent compensation consultant attended all of the Compensation Committee’s meetings in which significant executive compensation matters were discussed. During the fiscal year ended December 31, 2011, the independent compensation consultant advised the Compensation Committee with respect to our peer group; competitive pay levels and trends; annual incentive design and practices; long-term incentive grant value guidelines and practices; Chief Executive Officer compensation; and pay disclosure. The independent compensation consultant reports to and acts at the sole discretion of the Compensation Committee and works with our senior management, in connection with advising the Compensation Committee, only with advance approval by the Compensation Committee. Pay Governance LLC did not provide any other services to the Company during the fiscal year ended December 31, 2011.

Elements of Executive Officer Compensation and Benefits

There are two primary types of compensation provided to our executive officers:

•
Annual compensation, which includes (i) a base salary, intended to provide a competitive and stable annual salary for each executive officer at a level consistent with such officer’s individual contributions, and (ii) incentive performance bonuses, intended to link each executive officer’s compensation to the Company’s performance and to such officer’s individual performance; and

•	Long-term compensation, which includes restricted stock, restricted stock units, stock options and other equity-based compensation, intended to encourage performance that maximizes stockholder value.

The incentive bonus program for our Senior Vice President, Leasing differs from the incentive bonus program applicable to our other executive officers. As more fully described below, pursuant to his employment agreement, Mr. Johnston, our Senior Vice President, Leasing, is eligible to receive quarterly leasing bonuses. See “—Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables—Employment Agreements” below.

Annual Compensation

Annual compensation consists of base salary and incentive bonuses. Our policies in effect during the fiscal year ended December 31, 2011 are described below.

Base Salary—

The annual base salary for each of our named executive officers was initially determined at the time of hire by the Compensation Committee in consultation with senior management and outside advisors based on a number of customary factors, including market conditions and a review of salaries at other REITs, and was memorialized in each respective officer’s employment agreement. The base salaries of all of our executive officers are re-examined annually by the Compensation Committee pursuant to the terms of such employment agreements. When reviewing individual base salaries, the Compensation Committee considers data for executives in similar positions at comparable REITs and other real estate companies, individual and corporate performance, levels of responsibility and competitive pay practices, as well as other subjective factors (such as the individual’s experience). These considerations necessarily vary from individual to individual and position to position. Our Compensation Committee carefully reviews prior performance in connection with any potential increase in an executive officer’s base salary. Base salaries for our named executive officers during the fiscal year ended December 31, 2011 were unchanged from fiscal year 2010 levels. For further detail on the actual base salaries paid to our named executive officers during the fiscal year ended December 31, 2011, see the table below under the heading “—Summary Compensation Table.” As described below, Mr. Weinstein’s base salary was increased from $675,000 to $750,000 effective January 1, 2012 in connection with Mr. Weinstein’s new employment agreement that was effective as of December 15, 2011.

Incentive Bonuses—

Our incentive program provides executive officers with the opportunity to earn cash bonuses based upon the attainment of certain performance standards. The potential payments of incentive bonuses to our executive officers are performance-driven and therefore at risk. Each named executive officer’s employment agreement (other than Mr. Norton’s employment agreement) provides for a target annual bonus expressed as a percentage of the executive’s annual base salary (or in the case of Mr. Johnston, a flat dollar amount rather than a percentage). The target bonus in each executive’s employment agreement is intended to provide guidance for such executive’s total incentive bonus, and the actual bonus amount is determined by the Compensation

Committee based on its evaluation of the Company’s performance, the executive’s contributions to the Company’s performance and the executive’s individual performance.

In early 2011, the Compensation Committee considered whether the objective, pre-established performance standards used to evaluate each executive’s performance for purposes of determining the bonus payouts for the 2010 fiscal year were appropriate for the 2011 fiscal year bonus program. The Compensation Committee concluded that, in light of the Company’s liquidity and strategic goals, this approach was not optimal for motivating the executives to carry out the Company’s business plan and acting in our best interests or those of our stockholders. Consequently, the Compensation Committee determined that, for purposes of the 2011 fiscal year incentive bonus program, the executives would be evaluated with regard to the Company’s business plan, with particular focus on unrestricted cash balances during fiscal year 2011 and at December 31, 2011.

In December 2011, the Compensation Committee undertook its annual evaluation of executives under the 2011 fiscal year incentive bonus program. Each executive’s performance was evaluated based on (i) the Company’s achievement of its business plan, with particular focus on its unrestricted cash balances throughout fiscal year 2011 and at December 31, 2011 while maintaining stockholder value, and (ii) the particular executive’s contributions to the Company’s achievement of such business plan and other individual performance criteria deemed to be appropriate by the Compensation Committee. In conducting this evaluation, the Compensation Committee considered the Company’s projections, strategic goals and operational priorities; financing markets; real estate fundamentals (including property valuations) and general economic conditions; transaction and leasing assumptions; and other specific circumstances impacting the Company. The Company’s business plan included achievement of various objectives, including:

•	Maintaining monthly and year-end unrestricted cash balances;

•	Completing or taking definitive steps to complete the disposition of certain assets while limiting costs and liability exposure; and

•	Leasing at core assets during the fiscal year ended December 31, 2011.

Based on this evaluation, the Compensation Committee determined to pay the named executive officers the incentive bonuses set forth in the following table for the fiscal year ended December 31, 2011 (with all of such incentive bonuses ratified by the full Board in December 2011):

Name	Annual Base Salary	Target Bonus (1)	Maximum Bonus (2)	Bonus Earned ($)
David Weinstein (3)	$675,000	112.5%	225.0%	$1,875,000
Shant Koumriqian (4)	375,000	$250,000	—	250,000
Jonathan L. Abrams	300,000	75.0%	—	250,000
Peter K. Johnston	300,000	$100,000	$200,000	—
Christopher M. Norton (5)	275,000	—	—	200,000
__________

(1)
For Messrs. Weinstein and Abrams, percentages shown in the Target Bonus column reflect a percentage of each executive’s annual base salary, pursuant to the terms of each executive’s employment agreement. For Messrs. Koumriqian and Johnston, amounts shown in the Target Bonus column reflect a fixed dollar amount pursuant to the terms of each executive’s employment agreement and, in the case of Mr. Johnston, does not include his leasing bonus.

(2)
For Mr. Weinstein, the percentage shown in the Maximum Bonus column reflects a percentage of his annual base salary, pursuant to the terms of his employment agreement. For Mr. Johnston, the amount shown in the Maximum Bonus column reflects a fixed dollar amount pursuant to the terms of his employment agreement and does not include his leasing bonus. Messrs. Koumriqian, Abrams and Norton do not have a Maximum Bonus specified in their respective employment agreements.

(3)	Mr. Weinstein’s employment agreement provided for a minimum annual bonus equal to 112.5% of his annual base salary, provided that he remained employed by the Company through December 31, 2011.

(4)	For Mr. Koumriqian, the presentation is based on the terms of his second amended and restated employment agreement. Mr. Koumriqian’s employment with the Company terminated on March 31, 2012.

(5)
Mr. Norton’s employment agreement provided for a minimum annual bonus of $62,877 (based on his annual minimum bonus of $75,000, which was pro-rated from his hire date of March 1, 2011 through December 31, 2011), provided he remained employed by the Company through December 31, 2011.

In light of his extraordinary contributions in effectuating the Company’s business plan during the fiscal year ended December 31, 2011, the Compensation Committee determined to award Mr. Weinstein an incentive bonus in excess of the stated maximum bonus set forth in his employment agreement.

Pursuant to his employment agreement, Mr. Johnston is eligible to receive a quarterly leasing bonus equal to $0.75 per square foot of rentable area leased during the term of his employment (subject to annual adjustment) pursuant to leases for space at certain of our assets. During the fiscal year ended December 31, 2011, Mr. Johnston earned $690,465 in leasing bonuses. Mr. Johnston is also eligible to receive an incentive bonus under the bonus program described above, with a target annual bonus of $100,000 (33% of his annual base salary) and a range of $0 to $200,000 (0% to 67% of his annual base salary). Mr. Johnston did not receive an incentive bonus for the fiscal year ended December 31, 2011 in addition to his leasing bonus.

For further detail on the actual annual incentive bonuses paid to the named executive officers for the fiscal year ended December 31, 2011, see the table below under the heading “—Summary Compensation Table.”

Long-Term Incentive Compensation: Our Incentive Plan

The Compensation Committee recognizes that while our incentive bonus programs provide awards for positive short- and mid-term performance, equity participation creates a vital long-term partnership between executive officers and stockholders. Long-term incentives are provided to executives through grants of restricted stock, restricted stock units, stock options and/or other awards by the Compensation Committee pursuant to our Incentive Plan, as further described below. Subject to the terms of our Incentive Plan, the Compensation Committee, as plan administrator, has the discretion to determine both the recipients of awards and the terms and provisions of such awards, including the applicable exercise or purchase price, expiration date, vesting schedule and terms of exercise. Our Incentive Plan includes certain limitations on the maximum number of shares that may be granted or cash awards payable to any individual in any calendar year.

The Compensation Committee’s discretion in granting awards under our Incentive Plan allows it to design incentives according to our various strategic objectives. For example, the ability to award restricted common stock, restricted stock units and stock options allows us to both recruit and retain talented executives by providing market competitive compensation with pre-established vesting periods.

Our policies in effect during the fiscal year ended December 31, 2011 with respect to long-term incentive compensation are described below.

Restricted Common Stock and Restricted Stock Unit Awards—

The Compensation Committee may make grants of restricted common stock. For newly hired executives receiving restricted common stock through negotiated employment agreements, the applicable grant date for such issuance typically corresponds with the effective date of his or her employment agreement. Restricted common stock may be subject to full or partial accelerated vesting under certain circumstances, as described in the applicable award agreement. Restricted common stock award recipients receive the same dividends as holders of our common stock (only if we pay such a dividend) on the unvested portion of their restricted common stock. All equity-based awards granted to our named executive officers during the fiscal year ended December 31, 2011 were in the form of restricted stock units (as described below), and the Compensation Committee did not grant restricted common stock awards to any of our named executive officers during the year. On December 15, 2011, in recognition of his extraordinary contributions in effectuating the Company’s business plan during the fiscal year ended December 31, 2011, the Board and Compensation Committee approved the acceleration of vesting of 300,000 shares of unvested restricted common stock, which was previously scheduled to vest on November 24, 2012.

The Compensation Committee may also grant restricted stock units, usually accompanied by dividend equivalents, to executives and other employees pursuant to the terms of our Incentive Plan. Each vested restricted stock unit represents the right to receive one share of our common stock. Restricted stock units vest over a specified period of years, subject to the recipient’s continued employment with us. The restricted stock units may be subject to full or partial accelerated vesting under certain circumstances, as described in the applicable restricted stock unit agreements. The award of dividend equivalents is generally subject to the same vesting schedule that applies to the underlying restricted stock units to which it relates. All vested restricted stock units granted to date will be distributed in shares of our common stock or, at our option, paid in cash upon the earliest to occur of (1) the last regularly scheduled vesting date, (2) the occurrence of a change in control (as defined in the restricted stock unit agreements), or (3) the recipient’s separation from service.

On December 19, 2011, the Compensation Committee granted restricted stock units with dividend equivalent rights to the following executives: Mr. Weinstein, 600,000 restricted stock units; Mr. Abrams, 75,780 restricted stock units; and Mr. Norton, 48,780 restricted stock units. The Compensation Committee made no other restricted stock unit grants to our other named executive officers during the fiscal year ended December 31, 2011.

For further information on past awards and current holdings of restricted common stock and restricted stock units for each of our named executive officers, see the table below under the heading “—Outstanding Equity Awards at Fiscal Year-End.”

Stock Options—

The Compensation Committee may grant stock options to executives and other employees pursuant to the terms of our Incentive Plan. The exercise price of nonqualified stock options and incentive stock options must be at least 100% of the fair value of our common stock on the date of grant, which is defined in our Incentive Plan as the closing market price of a share of our common stock on the date of grant. Stock options granted under our Incentive Plan will expire no later than ten years after the date of grant. Our Incentive Plan provides that options are exercisable in whole or in part by written notice to us, specifying the number shares being purchased and accompanied by payment of the purchase price for such shares. Our Incentive Plan generally does not permit the transfer of options, but the Compensation Committee may provide that nonqualified stock options may be transferred pursuant to a domestic relations order or to a family member. The Compensation Committee did not grant any stock options to our named executive officers during the fiscal year ended December 31, 2011.

For further information on past awards and current holdings of stock options for each of our named executive officers, see the table below under the heading “—Outstanding Equity Awards at Fiscal Year-End.”

Timing of Awards—

We do not coordinate the timing of equity award grants with the release of material non-public information nor do we time the release of material non-public information for purposes of affecting the value of executive compensation.

Perquisites and Other Elements of Compensation

We also provide other benefits to our executive officers that are not tied to any formal individual or company performance criteria and are intended to be part of a competitive overall compensation program, including matching contributions to our 401(k) plan and life insurance coverage. These types of benefits are offered to all our employees, regardless of job level.

The 401(k) benefit plan is available to all full-time employees who have completed 30 days of service with us. Employees may contribute up to 60% of their annual compensation, limited by the maximum allowed under Section 401(k) of the Code. Subject to such limitations of the Code, we provide a matching contribution in an amount equal to 50% of the employee contribution. Employees are fully vested in their voluntary contributions. Employer contributions are subject to vesting requirements. During the fiscal year ended December 31, 2011, we contributed $0.5 million to the 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Code so that contributions to the 401(k) plan, and income earned on such plan contributions, are not taxable to employees until withdrawn from the 401(k) plan. During the fiscal year ended December 31, 2011, Messrs. Weinstein, Koumriqian, Abrams and Johnston each received matching contributions of $8,250 and Mr. Norton received a matching contribution of $4,500 to their respective 401(k) plan accounts.

We do not allocate life insurance premiums to individual persons since we have a group policy whose premiums are not actuarially determined. We offer a medical expense reimbursement program to our executive officers that reimburses each executive for certain medical expenses incurred by the executive and his or her family members that are not covered by our insurance programs, including medical, dental and vision expenses. During the fiscal year ended December 31, 2011, all of our named executive officers received benefits under this program.

Pursuant to Mr. Weinstein’s employment agreement, during his employment with the Company, the Company’s group life insurance policy will provide Mr. Weinstein with eligibility for coverage (including supplemental coverage) at a benefit level equal to at least 100% of his base salary, and the premiums for the maximum basic coverage amount (currently $510,000) will be paid for by the Company.

Severance and Change in Control Payments and Benefits

In order to achieve our objective of attracting and retaining the most talented executives, as well as motivating such executives throughout their tenure with us, we believe that it is vital to provide our executive officers with severance and change in control payments that are in line with those offered by our peer group companies.

To this end, we have agreed to severance payments and benefits to all of our named executive officers that protect said executives against termination by us without cause and with respect to certain executives by the executive for good reason or by death or disability. These agreements provide for some or all of the following: severance in the form of a lump sum payment; enhanced severance in connection with a change in control; continued health benefits; accelerated vesting of certain equity awards; and outplacement services as a result of a qualifying termination of employment.

In 2009, the Company adopted a policy that the Company will not enter into any new agreements with its executive officers that include (i) any Code Section 280G excise tax gross-up provision with respect to payments contingent upon a change in control of the Company, except in unusual circumstances where the Compensation Committee determines that it is appropriate to do so in order to recruit a new executive officer to the Company (in which case, the excise tax gross-up will be limited to payments triggered by both a change in control and termination of employment, and will be subject to a three-year sunset provision), or (ii) a modified single trigger which provides for severance payments in the event that an executive officer voluntarily terminates employment without good reason within a specified period of time following a change in control of the Company.

For further information on the terms of severance and change in control payments and benefits, including actual payouts, please see the narrative description and tables below under the heading “—Potential Payments upon Termination or Change in Control.”

2011 Advisory Vote on the Compensation of Named Executive Officers

In June 2011, we provided stockholders an advisory vote to approve the compensation of our named executive officers, or the say-on-pay proposal. At our 2011 Annual Meeting of Stockholders, holders of our common stock overwhelmingly approved the compensation of our named executive officers, with over 98% of the votes cast in favor of the say-on-pay proposal. In evaluating our executive compensation program, the Compensation Committee considered the results of the say-on-pay proposal and certain other factors as discussed in this Compensation Discussion and Analysis, such as Company and individual performance and competitive pay opportunities that reflect best practices. Each of these considerations factored into the Compensation Committee’s decisions regarding the compensation of our named executive officers. The Compensation Committee will continue to monitor and assess our executive compensation program and consider the outcome of our say-on-pay votes when making future compensation decisions regarding our named executive officers.

Impact of Tax and Accounting Treatment on Executive Compensation

Section 162(m) of the Internal Revenue Code—

Section 162(m) of the Code disallows a tax deduction for any publicly-held corporation for individual compensation of more than $1.0 million in any taxable year to certain executive officers of the corporation, other than compensation that is performance-based under a plan that is approved by stockholders and that meets certain other technical requirements. The Compensation Committee’s policy with respect to Section 162(m) is to make every reasonable effort to structure compensation that is deductible to the extent permitted, while simultaneously providing our executives with appropriate and competitive rewards for their performance. In the appropriate circumstances, however, the Compensation Committee is prepared to exceed the limit on deductibility under Section 162(m) to the extent necessary to ensure our executive officers are compensated in a manner consistent with our best interests and those of our stockholders.

Parachute Payments—

As described above, in 2009 the Company adopted a policy that it will not enter into any new agreements with its executive officers that include any Code Section 280G excise tax gross-up provision with respect to payments contingent upon a change in control of the Company, except in unusual circumstances. None of our current named executive officers are entitled to receive an excise tax gross-up payment pursuant to the terms of their respective employment agreements.

Section 409A—

The Compensation Committee also endeavors to structure executive officers’ compensation in a manner that is either compliant with, or exempt from the application of, Code Section 409A, which provisions may impose significant additional taxes to the officers on non-conforming, nonqualified deferred compensation (including certain equity awards, severance, incentive compensation, traditional deferred compensation and other payments).

FASB Codification Topic 718—

Under FASB Codification Topic 718, Compensation—Stock Compensation, we are required to account for all stock-based compensation issued to our employees at fair value. We measure the cost of employee services received in exchange for equity awards based on grant-date fair value and recognize such cost over the period during which an employee is required to provide services in exchange for the award. Grant-date fair value for stock options is estimated using appropriate option-pricing models. The Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to equity compensation awards. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Stock Ownership Guidelines

While we encourage stock ownership by our executive officers and directors, we do not currently have formal stock ownership requirements. In addition, we do not have a policy in place regarding the ability of our executive officers or directors to engage in hedging activities with respect to our common stock.

For more information regarding stock-based compensation for our Board members, see the discussion above in Item 1 “Election of Directors” under the heading “—Compensation of Directors.”

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

The Compensation Committee of the Board of Directors of MPG Office Trust, Inc. has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and with the Compensation Committee’s independent compensation consultant and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement of MPG Office Trust, Inc.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Christine N. Garvey, Chair
Joseph P. Sullivan
George A. Vandeman

__________

*
The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference into any filing by us under the Securities Act of 1933, as amended (the “Act”) or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Summary Compensation Table

The following table summarizes the compensation earned by each of our named executive officers for services rendered in all capacities to us and our subsidiaries during the fiscal year ended December 31, 2011:

SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
David L. Weinstein (3) President and Chief Executive Officer	2011	675,000	1,465,625	1,170,000	—	759,375	16,549	4,086,549
	2010	74,422	250,000	1,404,000	500,429	—	21,000	2,249,851

Shant Koumriqian (4) Executive Vice President, Chief Financial Officer	2011	375,000	—	—	—	250,000	15,603	640,603
	2010	375,000	—	234,220	—	370,000	10,323	989,543
	2009	362,500	—	37,440	26,736	326,250	12,406	765,332

Jonathan L. Abrams (5) Executive Vice President, General Counsel and Secretary	2011	300,000	—	147,771	—	250,000	8,500	706,271
	2010	300,000	—	155,350	—	225,000	9,027	689,377

Peter K. Johnston (6) Senior Vice President, Leasing	2011	300,000	—	—	—	690,465	8,500	998,965
	2010	300,000	—	—	—	1,021,414	25,274	1,346,688
	2009	300,000	—	—	—	1,008,543	8,250	1,316,793

Christopher M. Norton (7) Senior Vice President, Transactions	2011	229,167	62,877	95,121	—	137,123	10,662	534,950
__________

(1)	Amounts shown in Column (c) represent the base salary amount earned by the named executive officer.

(2)
Amounts shown in Column (e) represent the aggregate grant date fair value of stock awards computed in accordance with FASB Codification Topic 718. For a discussion of the assumptions made in the valuation reflected in this column for the fiscal year ended December 31, 2011, see Part II, Item 8. “Financial Statements and Supplementary Data—Notes 2 and 8 to the Consolidated Financial Statements” of our Annual Report on Form 10-K filed with the SEC on March 15, 2012.

(3)
The amount shown in Column (d) for Mr. Weinstein for the fiscal year ended December 31, 2011 represents (i) a minimum bonus totaling $759,375 as set forth in his employment agreement, (ii) a discretionary bonus totaling $356,250 in excess of the maximum annual bonus paid as set forth in his employment agreement and (iii) the remaining unpaid portion of his signing bonus totaling $350,000. The amount shown in Column (g) for the fiscal year ended December 31, 2011 represents the portion of Mr. Weinstein’s 2011 annual bonus equal to the difference between the maximum annual bonus and the minimum annual bonus as set forth in his employment agreement. The amount shown in Column (h) for the fiscal year ended December 31, 2011 represents company matching contributions made to our 401(k) plan on Mr. Weinstein’s behalf totaling $8,250 and executive medical reimbursement premiums and payments totaling $8,299.

(4)
The amount shown in Column (g) for Mr. Koumriqian for the fiscal year ended December 31, 2011 represents his annual bonus. The amount shown in Column (h) for the fiscal year ended December 31, 2011 represents company matching contributions made to our 401(k) plan on Mr. Koumriqian’s behalf totaling $8,250 and executive medical reimbursement premiums and payments totaling $7,353. Mr. Koumriqian’s employment with the Company terminated on March 31, 2012.

(5)
The amount shown in Column (g) for Mr. Abrams for the fiscal year ended December 31, 2011 represents his annual bonus. The amount shown in Column (h) for the fiscal year ended December 31, 2011 represents company matching contributions made to our 401(k) plan on Mr. Abrams’ behalf totaling $8,250 and executive medical reimbursement premiums totaling $250. Mr. Abrams was not a named executive officer prior to 2010.

(6)
The amount shown in Column (g) for Mr. Johnston for the fiscal year ended December 31, 2011 represents leasing bonuses earned. The amount shown in Column (h) for the fiscal year ended December 31, 2011 represents company matching contributions made to our 401(k) plan on Mr. Johnston’s behalf totaling $8,250 and executive medical reimbursement premiums totaling $250.

(7)
The amount shown in Column (c) for Mr. Norton represents the base salary earned pursuant to his employment agreement dated March 1, 2011 for the period from March 1, 2011 through December 31, 2011. The amount shown in Column (d) represents the minimum annual bonus payable pursuant to his employment agreement (based on an annual minimum bonus of $75,000, which was pro-rated from his hire date of March 1, 2011 through December 31, 2011). The amount shown in Column (g) for Mr. Norton represents the portion of his annual bonus paid for in excess of his minimum annual bonus. The amount shown in Column (h) represents company matching contributions made to our 401(k) plan on Mr. Norton’s behalf totaling $4,500 and executive medical reimbursement premiums and payments totaling $6,162.

Grants of Plan-Based Awards

The following tables summarize grants of plan-based awards made during the fiscal year ended December 31, 2011 to each of our named executive officers:

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date (1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards
		Threshold ($) (2)	Target ($) (3)	Maximum ($) (4)
(a)	(b)	(c)	(d)	(e)
David L. Weinstein	1/1/2011	—	759,375	1,518,750
Shant Koumriqian (5)	10/11/2011	—	250,000	—
Jonathan L. Abrams	1/1/2011	—	225,000	—
Peter K. Johnston (6)	1/1/2011	—	100,000	200,000
		—	1,021,414	—
Christopher M. Norton	3/1/2011	—	—	—
__________

(1)
The grant date for annual incentive bonuses is deemed to be January 1, 2011 for Messrs. Weinstein, Abrams and Johnston. For Messrs. Koumriqian and Norton, the grant date for annual incentive bonuses is deemed to be the effective date of their respective employment agreements that were entered into during 2011.

(2)
None of the executives were entitled to a minimum annual bonus based on threshold performance. The minimum annual bonus payable to Messrs. Weinstein and Norton pursuant to their respective employment agreements was not based on the attainment of threshold performance.

(3)
Amounts shown in Column (d) represent the executive’s target annual bonus as defined in the terms of each executive’s employment agreement. Per his employment agreement, Mr. Weinstein’s target annual bonus is 112.5% of his annual base salary. Per his second amended and restated employment agreement, Mr. Koumriqian’s target annual bonus is $250,000. Per his employment agreement, the target annual bonus for Mr. Abrams is 75% of his annual base salary. Per his employment agreement, Mr. Johnston’s target annual bonus is $100,000 (in addition to his leasing bonus described in footnote 6 below). Mr. Norton does not have a target annual bonus.

(4)
Amount shown in Column (e) for Mr. Weinstein represents his maximum annual bonus of 225% of his annual base salary per the terms of his employment agreement. Per the terms of his employment agreement, Mr. Johnston’s maximum annual bonus is $200,000. Messrs. Koumriqian, Abrams and Norton do not have a maximum annual bonus.

(5)	For Mr. Koumriqian, the presentation is based on the terms of his second amended and restated employment agreement. Mr. Koumriqian’s employment with the Company terminated on March 31, 2012.

(6)	Because the target amount of his leasing bonus is not determinable, the amount shown in Column (d) for Mr. Johnston is a representative amount based on the previous fiscal year’s (2010) performance.

For actual awards earned by our named executive officers during the fiscal year ended December 31, 2011, see the “—Summary Compensation Table” above. For a more complete description of our 2011 incentive bonus program, see the discussion above under the heading “—Compensation Discussion and Analysis—Annual Compensation—Incentive Bonuses.”

GRANTS OF PLAN-BASED AWARDS (continued)

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (1)
(a)	(b)	(i)	(j)	(k)	(l)
David L. Weinstein (2)	12/19/2011	600,000	—	—	1,170,000
Shant Koumriqian	—	—	—	—	—
Jonathan L. Abrams (2)	12/19/2011	75,780	—	—	147,771
Peter K. Johnston	—	—	—	—	—
Christopher M. Norton (2)	12/19/2011	48,780	—	—	95,121
__________

(1)
The amounts shown in Column (l) represent the grant date fair value of the awards computed in accordance with FASB Codification Topic 718. For a discussion of the assumptions made in the valuation reflected in this column, see Part II, Item 8. “Financial Statements and Supplementary Data—Notes 2 and 8 to the Consolidated Financial Statements” of our Annual Report on Form 10-K filed with the SEC on March 15, 2012.

(2)
On December 19, 2011, we granted the following restricted stock units with dividend equivalent rights to the following executives: Mr. Weinstein, 600,000 restricted stock units; Mr. Abrams, 75,780 restricted stock units; and Mr. Norton, 48,780 restricted stock units. The restricted stock units are scheduled to vest over a period of two years, with 50% vesting on December 19, 2012 and the remaining 50% vesting pro rata on a daily basis over the following year, subject to the executive’s continued employment with the Company.

Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables

Employment Agreements—

As described above, our practice is to set forth the material terms of each executive officer’s compensation package in negotiated employment agreements. The following discussion summarizes the terms of employment agreements that we were a party to with each of our named executive officers during the fiscal year ended December 31, 2011.

Mr. Weinstein—

2010 Employment Agreement

Effective as of November 21, 2010, we entered into an employment agreement with Mr. Weinstein, which provided for Mr. Weinstein to serve as our President and Chief Executive Officer.

The employment agreement with Mr. Weinstein had a term commencing on November 21, 2010 and ending on December 31, 2012. The employment agreement provided that Mr. Weinstein’s annual base salary was $675,000, subject to increase at the Compensation Committee’s discretion pursuant to the Company’s standard executive compensation practices.

In addition to his annual base salary, Mr. Weinstein received an initial $250,000 signing bonus paid in November 2010. Mr. Weinstein was entitled to an additional signing bonus payable in quarterly installments in an amount equal to $62,500 per quarter with respect to each calendar quarter during the fiscal year ended December 31, 2011 and $25,000 per quarter with respect to each calendar quarter during the fiscal year ending December 31, 2012, provided that he remained employed by the Company through the first day of the applicable calendar quarter. Pursuant to his amended and restated employment agreement discussed below, the Company paid Mr. Weinstein the unpaid portion of the signing bonus in full in December 2011.

The employment agreement with Mr. Weinstein provided for a target annual bonus equal to 112.5% and a maximum annual bonus equal to 225% of his annual base salary. In addition, Mr. Weinstein’s employment agreement provided that if Mr. Weinstein remained employed by the Company through December 31, 2011, his annual cash performance bonus for the Company’s 2011 fiscal year would in no event be less than 112.5% of his annual base salary.

Pursuant to Mr. Weinstein’s employment agreement, on November 21, 2010 we granted him a nonqualified stock option to acquire 400,000 shares of our common stock at an exercise price of $2.40 per share. A total of 50% of the option shares vested and became exercisable on November 21, 2011 and the remaining 50% of the option shares will become vested and exercisable on November 21, 2012, subject to Mr. Weinstein’s continued employment with the Company. The option is subject to full or partial accelerated vesting under certain circumstances in the event of a termination of Mr. Weinstein’s employment without cause, for good reason or due to Mr. Weinstein’s death or disability, or upon a change in control of the Company (each as defined in Mr. Weinstein’s employment agreement), as set forth in the stock option agreement evidencing the grant.

In addition, pursuant to Mr. Weinstein’s employment agreement, on November 24, 2010 we granted him 600,000 shares of restricted common stock. A total of 50% of the shares subject to the restricted common stock award vested on November 21, 2011, with the remaining 50% of the shares scheduled to vest on November 21, 2012. On December 15, 2011, the Board and the Compensation Committee approved the accelerated vesting of the remaining 300,000 shares of unvested restricted common stock subject to this award.

The employment agreement for Mr. Weinstein provided for severance payments and benefits in the event that his employment was terminated by us without cause, by Mr. Weinstein for good reason, by death or disability or in connection with a change in control.

A detailed discussion of severance payments and benefits under Mr. Weinstein’s employment agreement is set forth below under the heading “—Potential Payments upon Termination or Change in Control.”

2011 Employment Agreement

On December 15, 2011, we entered into an amended and restated employment agreement with Mr. Weinstein to extend his employment for an additional two years to December 31, 2014. The amended and restated agreement supersedes Mr. Weinstein’s original employment agreement with us described above.

Mr. Weinstein’s amended and restated employment agreement has a term commencing on December 15, 2011 and ending on December 31, 2014 and provides for an annual base salary of $750,000, effective as of January 1, 2012 (subject to increase in accordance with the Company’s normal executive compensation practices).

Mr. Weinstein is eligible for annual cash performance bonuses under the Company’s incentive bonus plan, based on the satisfaction of performance goals established by the Compensation Committee in accordance with the terms of such plan. For the fiscal year ended December 31, 2011, his target annual bonus was unchanged from his original employment agreement. Commencing with the Company’s 2012 fiscal year, his target annual bonus is 125% of his annual base salary, and his maximum annual bonus is 250% of his annual base salary.

Pursuant to the terms of his amended and restated employment agreement, the $100,000 unpaid portion of Mr. Weinstein’s signing bonus provided for in his original 2010 employment agreement was paid to him in a lump sum in December 2011.

The amended and restated employment agreement for Mr. Weinstein provides for severance payments and benefits in the event that his employment is terminated by us without cause, by Mr. Weinstein for good reason, by death or disability, or in connection with a change in control.

A detailed discussion of severance payments and benefits under Mr. Weinstein’s amended and restated employment agreement is set forth below under the heading “—Potential Payments upon Termination or Change in Control.”

Mr. Koumriqian—

2009 Employment Agreement

Effective as of March 12, 2009, we entered into an amended and restated employment agreement with Mr. Koumriqian, which provided for Mr. Koumriqian to serve as our Executive Vice President, Chief Financial Officer.

Mr. Koumriqian’s amended and restated employment agreement had a term commencing on March 12, 2009 and ending on March 12, 2014 and provided for an annual base salary of $350,000 (subject to increase in accordance with the Company’s normal executive compensation practices).

Mr. Koumriqian was eligible for annual cash performance bonuses under the Company’s incentive bonus plan, based on the satisfaction of performance goals established by the Compensation Committee in accordance with the terms of such plan. Pursuant to the terms of his amended and restated employment agreement, his target annual bonus was 100% of his annual base salary, and his maximum annual bonus was 200% of his annual base salary.

The amended and restated employment agreement for Mr. Koumriqian provided for severance payments and benefits in the event that his employment was terminated by us without cause, by Mr. Koumriqian for good reason, by death or disability or in connection with a change in control.

A detailed discussion of severance payments and benefits under Mr. Koumriqian’s amended and restated employment agreement is set forth below under the heading “—Potential Payments upon Termination or Change in Control.”

2011 Employment Agreement

On October 11, 2011, we entered into a second amended and restated employment agreement with Mr. Koumriqian. The second amended and restated agreement superseded Mr. Koumriqian’s prior amended and restated employment agreement with us described above.

The second amended and restated employment agreement provided that Mr. Koumriqian would remain Executive Vice President, Chief Financial Officer (or at the Company’s option, Executive Vice President) until the automatic termination of his employment as described below. Mr. Koumriqian’s employment with the Company automatically terminated on March 31, 2012 in accordance with the terms of the second amended and restated employment agreement.

Pursuant to Mr. Koumriqian’s second amended and restated employment agreement, his annual base salary remained at $375,000 per year and his target annual bonus was $250,000. Mr. Koumriqian’s actual bonus was determined by the Compensation Committee based on the attainment of performance metrics and individual objectives. Mr. Koumriqian was required to remain employed by the Company through January 31, 2012 in order to be paid an annual bonus related to his performance during the fiscal year ended December 31, 2011.

Pursuant to Mr. Koumriqian’s second amended and restated employment agreement, he was not eligible to receive any future equity-based or long-term incentive awards from the Company and his outstanding stock options, restricted common stock and restricted stock units continued to vest per the terms of the applicable award agreements until March 31, 2012. All unvested awards were forfeited upon the termination of Mr. Koumriqian’s employment on March 31, 2012.

As Mr. Koumriqian remained employed with the Company through March 31, 2012, following his execution of a general release of claims Mr. Koumriqian was paid a pro-rated annual bonus of $62,500, representing a pro rata bonus for the first quarter of 2012 (based on his target annual bonus) and will be reimbursed for premiums for health insurance coverage from April 1, 2012 through December 31, 2012, unless he becomes eligible to receive health insurance coverage from a subsequent employer during that period. Additionally, the Company will pay for reasonable outplacement services for Mr. Koumriqian until December 31, 2012, or the date on which he is employed by a subsequent employer (if earlier).

A detailed discussion of severance payments and benefits under Mr. Koumriqian’s second amended and restated employment agreement is set forth below under the heading “—Potential Payments upon Termination or Change in Control.”

Messrs. Abrams, Johnston and Norton—

Effective as of March 1, 2011, we entered into an employment agreement with Mr. Norton, pursuant to which provided for Mr. Norton to serve as our Senior Vice President, Transactions. As more fully discussed below, on February 14, 2012, we entered into an amended and restated employment agreement with Mr. Norton that supersedes his original 2011 employment agreement. We have also previously entered into employment agreements with Messrs. Abrams and Johnston.

The employment agreements with Messrs. Abrams and Johnston provide that their employment with us is “at-will” and may be terminated by either the executive or us upon at least 30 days advance written notice, subject to certain severance obligations as described above under the heading “—Severance and Change in Control Payments and Benefits.” Under his 2011 employment agreement, the term of Mr. Norton’s employment commenced on March 1, 2011 and was scheduled to expire on February 29, 2012, subject to an automatic one-year extension until February 28, 2013, unless either party provided advance notice of non-renewal.

The current annual base salary for each of these named executive officers pursuant to their employment agreements, as adjusted, is $300,000 for each of Messrs. Abrams and Johnston and $275,000 for Mr. Norton (in each case, subject to increase at the Compensation Committee’s discretion pursuant to the Company’s standard executive compensation practices).

The employment agreement for Mr. Abrams provides for a target annual bonus of 75.0% of his annual base salary. The employment agreement for Mr. Johnston provides for a target annual bonus of $100,000 and a maximum annual bonus of $200,000. Mr. Johnston’s employment agreement also provides for a quarterly leasing bonus equal to $0.75 per square foot of rentable area leased during the term of his employment (subject to annual adjustment) pursuant to leases for space in certain of our properties. Mr. Norton’s employment agreement provided for a minimum annual bonus for the fiscal year ended December 31, 2011 of $62,877, which represented a minimum annual bonus equal to $75,000 pro-rated from his hire date of March 1, 2011 through December 31, 2011.

The employment agreements with Messrs. Abrams, Johnston and Norton provide for certain severance payments in the event that the executive’s employment is terminated by us without cause. Mr. Norton’s 2011 employment agreement also provided for certain severance payments and benefits in the event that a termination of his employment in connection with a change in control had occurred prior to February 29, 2012.

A detailed discussion of severance payments and benefits for Messrs. Abrams, Johnston and Norton is set forth below under the heading “—Potential Payments upon Termination or Change in Control.”

2012 Amendment to Employment Agreement with Mr. Abrams

Effective February 14, 2012, we entered into a first amendment to the employment agreement with Mr. Abrams. The effect of the first amendment was to:

•	Reflect the change in Mr. Abrams’ title to Executive Vice President from Senior Vice President, which occurred previously on December 19, 2011;

•
Provide that Mr. Abrams’ employment with the Company will be for a fixed term, ending on December 31, 2014, subject to automatic renewals for successive one-year periods unless either party provides notice of its intention not to renew the employment agreement not less than 60 days prior to the expiration of the then-current term;

•	Reflect Mr. Abrams’ current annual base salary of $300,000, which was previously established by the Company as of July 1, 2009; and

•
Provide that if Mr. Abrams’ employment is terminated by the Company without cause (as defined in his employment agreement), and subject to his execution and non-revocation of a general release of claims, he will receive the following severance payments and benefits:

•
A lump-sum cash payment equal to the aggregate amount of (i) any unpaid prior year annual bonus, (ii) 100% of the sum of his annual base salary in effect on the date of termination plus the annual bonus earned by him for the most recently completed fiscal year of the Company preceding the termination, and (iii) a prorated annual bonus for the year in which the termination occurs; and

•	Certain health insurance benefits at the Company’s expense for up to 18 months.

The terms of Mr. Abrams’ employment agreement otherwise remain unchanged.

2012 Employment Agreement with Mr. Norton

Effective February 14, 2012, we entered into an amended and restated employment agreement with Mr. Norton which supersedes his original 2011 employment agreement with us.

Mr. Norton’s amended and restated employment agreement has a term commencing on February 14, 2012 and ending on December 31, 2014, subject to automatic renewals for successive one-year periods unless either party provides notice of its intention not to renew the agreement not less than 60 days prior to the expiration of the then-current term. Mr. Norton’s amended and restated employment agreement provides for an annual base salary of $275,000 (subject to potential future increase in accordance with the Company’s normal executive compensation practices).

Mr. Norton is eligible for annual cash performance bonuses under the Company’s incentive bonus plan. The amount of his annual bonus, if any, will be at the discretion of the Compensation Committee.

Mr. Norton’s amended and restated employment agreement provides that if his employment is terminated by the Company without cause (as defined in the amended and restated employment agreement), and subject to his execution and non-revocation of a general release of claims, he will receive the following severance payments and benefits:

•
A lump-sum cash payment equal to the aggregate amount of (i) any unpaid prior year annual bonus, (ii) 100% of the sum of his annual base salary in effect on the date of termination plus the annual bonus earned by him for the most recently completed fiscal year of the Company preceding the termination, and (iii) a prorated annual bonus for the year in which the termination occurs; and

•	Certain health insurance benefits at the Company’s expense for up to 18 months.

All Named Executive Officers

The employment agreements of our named executive officers provide for:

•
Participation in incentive, savings and retirement plans applicable generally to our senior executives or similarly situated executives (with the exception of Mr. Johnston who, aside from the leasing bonus described above and standard benefits such as our 401(k) plan, does not participate in our long-term incentive programs); and

•	Medical and other group welfare plan coverage for the executive and eligible family members, fringe benefits and paid vacation provided to our senior executives or similarly situated executives.

The employment agreements for all named executive officers contain standard confidentiality provisions that apply indefinitely and non-solicitation provisions that apply during the term of the employment agreements and for a one-year period thereafter in the case of Messrs. Abrams, Johnston and Norton, and a two-year period thereafter in the case of Messrs. Weinstein and Koumriqian.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards as of December 31, 2011 for each of our named executive officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)
David L. Weinstein (1)	200,000	200,000	—	2.40	11/21/2017
	7,500	—	—	11.26	8/6/2018
	5,000	—	—	6.00	10/2/2018
	30,000	15,000	—	0.58	7/23/2019
	15,000	30,000	—	2.93	6/30/2020
Shant Koumriqian (2)	62,533	31,267	—	0.58	9/30/2012
Jonathan L. Abrams (3)	20,000	20,000	—	0.58	7/23/2019
Peter K. Johnston	—	—	—	—	—
Christopher M. Norton	—	—	—	—	—
__________

(1)
Nonqualified stock options totaling 400,000 shown in Columns (b) and (c) were granted to Mr. Weinstein on November 21, 2010 related to his services as an employee of the Company. These options vested with respect to one-half of the shares subject thereto on November 21, 2011, and are scheduled to vest with respect to the remaining one-half of the shares subject thereto on November 21, 2012. The remaining nonqualified stock options shown in Columns (b) and (c) were granted to Mr. Weinstein in connection with his services as an independent director of the Company prior to his appointment as President and Chief Executive Officer. Mr. Weinstein was granted 7,500 nonqualified stock options on August 6, 2008 and these options vested with respect to one-third of the shares subject thereto on each of August 6, 2009, 2010 and 2011. Mr. Weinstein was granted 5,000 nonqualified stock options on October 2, 2008 and these options vested with respect to one-third of the shares subject thereto on each of October 2, 2009, 2010 and 2011. Mr. Weinstein was granted 45,000 nonqualified stock options on July 23, 2009 and these options vested with respect to one-third of the shares subject thereto on each of July 23, 2010 and 2011, and are scheduled to vest with respect to the remaining one-third of the shares subject thereto on July 23, 2012. Mr. Weinstein was granted 45,000 nonqualified stock options on June 30, 2010 and these options vested with respect to one-third of the shares subject thereto on June 30, 2011, and are scheduled to vest with respect to the remaining one-third of the shares subject thereto on each of June 30, 2012 and 2013.

(2)
The nonqualified stock options shown in Columns (b) and (c) were options granted to Mr. Koumriqian on July 23, 2009. These stock options vested with respect to one-third of the shares subject thereto on each of July 23, 2010 and 2011, and the remaining one-third of shares subject thereto were forfeited on March 31, 2012 upon Mr. Koumriqian’s termination of employment with the Company on March 31, 2012 in accordance with his second amended and restated employment agreement.

(3)
The nonqualified stock options shown in Columns (b) and (c) were granted to Mr. Abrams on July 23, 2009. These stock options vested with respect to one-third of the shares subject thereto on each of July 23, 2010 and 2011, and are scheduled to vest with respect to the remaining one-third of the shares subject thereto on July 23, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (continued)

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(g)	(h)	(i)	(j)
David L. Weinstein (2)	600,000	1,194,000	—	—
Shant Koumriqian (3)	111,303	221,493	—	—
Jonathan L. Abrams (4)	133,453	265,571	—	—
Peter K. Johnston	—	—	—	—
Christopher M. Norton (5)	48,780	97,072	—	—
__________

(1)
Amounts shown in Column (h) represent the number of shares of unvested restricted common stock and restricted stock units outstanding shown in Column (g) multiplied by $1.99, the closing market price of our common stock on the NYSE on December 31, 2011. All restricted stock units granted to date, to the extent vested, will be distributed in shares of our common stock or, at our option, paid in cash upon the earliest to occur of (1) the last vesting date specified in the grant, (2) the occurrence of a change in control (as defined in the restricted stock unit agreements), or (3) the recipient’s separation from service.

(2)
Amount shown in Column (g) represents 600,000 restricted stock units granted to Mr. Weinstein under the terms of his December 19, 2011 restricted stock unit agreement, and are scheduled to vest over a period of two years, with 50% of such units vesting on December 19, 2012 and the remaining 50% of such units vesting pro rata on a daily basis through December 19, 2013, subject to his continued employment with the Company.

(3)
Amount shown in Column (g) represents 3,528 shares of restricted common stock that were awarded pursuant to Mr. Koumriqian’s January 17, 2008 restricted stock agreement, which were forfeited on March 31, 2012 upon Mr. Koumriqian’s termination of employment with the Company on March 31, 2012 in accordance with his second amended and restated employment agreement. The amount shown in Column (g) also represents 107,775 restricted stock units awarded to Mr. Koumriqian pursuant to three separate award agreements. Under the terms of his October 2, 2008 restricted stock unit agreement, 21,587 restricted stock units were scheduled to vest on a daily pro rata basis, of which 18,517 restricted stock units vested through March 31, 2012 and the remaining 3,070 were forfeited on March 31, 2012 upon Mr. Koumriqian’s termination of employment with the Company on March 31, 2012 in accordance with his second amended and restated employment agreement. Under the terms of his March 12, 2009 restricted stock unit agreement, 22,823 restricted stock units were scheduled to vest on a daily pro rata basis, of which 20,259 restricted stock units vested through March 31, 2012 and the remaining 2,564 restricted stock units were forfeited on March 31, 2012 upon Mr. Koumriqian’s termination of employment with the Company on March 31, 2012 in accordance with his second amended and restated employment agreement. Under the terms of his December 9, 2010 restricted stock unit agreement, 63,365 restricted stock units were scheduled to vest on a daily pro rata basis, of which 55,220 restricted stock units vested through March 31, 2012 and the remaining 8,145 restricted stock units were forfeited on March 31, 2012 upon Mr. Koumriqian’s termination of employment with the Company on March 31, 2012 in accordance with his second amended and restated employment agreement.

(4)
Amount shown in Column (g) represents 133,453 restricted stock units awarded to Mr. Abrams pursuant to three separate award agreements. Under the terms of his October 2, 2008 restricted stock unit agreement, 15,645 restricted stock units are scheduled to vest on a daily pro rata basis through October 2, 2013. Under the terms of his December 9, 2010 restricted stock unit agreement, 42,028 restricted stock units are scheduled to vest on a daily pro rata basis through December 9, 2013. The remaining 75,780 restricted stock units were granted under the terms of his December 19, 2011 restricted stock unit agreement, and are scheduled to vest over a period of two years, with 50% vesting on December 19, 2012 and the remaining 50% vesting pro rata on a daily basis through December 19, 2013, subject to his continued employment with the Company.

(5)
Amount shown in Column (g) represents 48,780 restricted stock units awarded to Mr. Norton pursuant to the terms of his December 19, 2011 restricted stock unit agreement, and are scheduled to vest over a period of two years, with 50% vesting on December 19, 2012 and the remaining 50% vesting pro rata on a daily basis through December 19, 2013, subject to his continued employment with the Company.

Option Exercises and Stock Vested

The following table summarizes option exercises and vesting of stock awards during the fiscal year ended December 31, 2011 for each of our named executive officers:

OPTION EXERCISES AND STOCK VESTED

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
David L. Weinstein (1)	—	—	600,000	1,218,000
Shant Koumriqian (2)	—	—	60,875	147,093
Jonathan L. Abrams (3)	—	—	31,894	73,647
Peter K. Johnston	—	—	—	—
Christopher M. Norton	—	—	—	—
__________

(1)
Amount shown in Column (d) for Mr. Weinstein represents (i) 300,000 shares of restricted common stock that vested on November 21, 2011, when the closing market price of our common stock on the NYSE was $2.04 per share and (ii) the accelerated vesting of 300,000 shares of restricted common stock on December 15, 2011, when the closing market price of our common stock on the NYSE was $2.02 per share. On December 15, 2011, the Board and the Compensation Committee approved the acceleration of vesting of the unvested portion of this award. The amount shown in Column (e) represents the number of shares that vested multiplied by the closing market price of our common stock on the NYSE on the applicable vesting date.

(2)
Amount shown in Column (d) for Mr. Koumriqian represents 3,529 shares of restricted common stock that vested on September 5, 2011, when the closing market price of our common stock on the NYSE was $2.60 per share. The amount shown in Column (d) also represents (i) 24,680 restricted stock units that vested on a daily pro rata basis pursuant to Mr. Koumriqian’s October 2, 2008 restricted stock unit agreement and (ii) 32,666 restricted stock units that vested on December 9, 2011 when the closing market price of our common stock on the NYSE was $2.08. The amount shown in Column (e) represents the number of shares or units that vested multiplied by the closing market price of our common stock on the NYSE on the applicable vesting date.

(3)
Amount shown in Column (d) for Mr. Abrams represents (i) 10,228 restricted stock units that vested on a daily pro rata basis pursuant to Mr. Abrams’ October 2, 2008 restricted stock unit agreement and (ii) 21,666 restricted stock units that vested on December 9, 2011 when the closing market price of our common stock on the NYSE was $2.08. The amount shown in Column (e) represents the number of units that vested multiplied by the closing market price of our common stock on the NYSE on the applicable vesting date.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The following table summarizes the deferred compensation benefits accrued by each of our named executive officers during the fiscal year ended December 31, 2011:

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in 2011 ($)	Registrant Contributions in 2011 ($)	Aggregate Earnings in 2011 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance as of December 31, 2011 ($)
(a)	(b)	(c)	(d)	(e)	(f)
David L. Weinstein	—	—	—	—	—
Shant Koumriqian (1)	—	137,919	(59,091)	—	206,524
Jonathan L. Abrams (2)	—	73,647	(25,411)	—	103,357
Peter K. Johnston	—	—	—	—	—
Christopher M. Norton	—	—	—	—	—
__________

(1)
The amount in Column (c) represents the fair market value of (i) 12,311 shares of common stock underlying restricted stock units that vested on a daily pro rata basis from January 1, 2011 through December 31, 2011 (from the grant dated October 2, 2008), based on the closing market price of our common stock on the NYSE on each applicable vesting date, (ii) 10,400 shares of common stock underlying restricted stock units that vested on a daily pro rata basis from January 1, 2011 through December 31, 2011 (from the grant dated March 12, 2009), based on the closing market price of our common stock on the NYSE on each applicable vesting date, (iii) 32,666 shares of common stock underlying restricted stock units that vested on December 9, 2011 (from the grant dated December 9, 2010), based on the closing market price of our common stock on the NYSE on December 9, 2011 of $2.08 and (iv) 1,969 shares of common stock underlying restricted stock units that vested on a daily pro rata basis from December 9, 2011 through December 31, 2011 (from the grant dated December 9, 2010) based on the closing market price of our common stock on the NYSE on each applicable vesting date. The amount in Column (d) represents the sum of the loss in value of (i) 12,311 shares of common stock underlying restricted stock units that vested on a daily pro rata basis from each applicable vesting date from January 1, 2011 through December 31, 2011, and 27,658 shares of common stock underlying the restricted stock units that were vested as of December 31, 2010, as determined from January 1, 2011 through December 31, 2011 with respect to the grant dated October 2, 2008, (ii) 10,400 shares of common stock underlying restricted stock units that vested on a daily pro rata basis from each applicable vesting date from January 1, 2011 through December 31, 2011, and 18,777 shares of common stock underlying the restricted stock units that were vested as of December 31, 2010, as determined from January 1, 2011 through December 31, 2011, and (iii) 32,666 shares of common stock underlying restricted stock units from December 9, 2011 (the initial vesting date) and December 31, 2011, and 1,969 shares of common stock underlying restricted stock units that vested on a daily pro rata basis from each applicable vesting date through December 31, 2011, with respect to the grant dated December 9, 2011. The amount in Column (f) represents the year-end value of 103,781 shares of common stock underlying the restricted stock units that were vested as of December 31, 2011 (comprised of 39,969 units with respect to the grant dated October 2, 2008, 29,177 units with respect to the grant dated March 12, 2009, and 34,635 units with respect to the grant dated December 9, 2010). The aggregate balance shown is based on the closing market price of our common stock on the NYSE on December 31, 2011 of $1.99. This amount does not represent above-market earnings, and thus is not reported in the Summary Compensation Table. The grants of restricted stock units dated March 12, 2009 and December 9, 2010 were reported as compensation for Mr. Koumriqian in the “Stock Awards” column of the Summary Compensation Table for the fiscal years ended December 31, 2009 and 2010, respectively, based on the grant date fair value computed in accordance with FASB Codification Topic 718.

(2)
The amount in Column (c) represents the fair market value of (i) 8,922 shares of common stock underlying restricted stock units that vested on a daily pro rata basis from January 1, 2011 through December 31, 2011 (from the grant dated October 2, 2008), based on the closing market price of our common stock on the NYSE on each applicable vesting date, (ii) 21,666 shares of common stock underlying restricted stock units that vested on December 9, 2011 (from the grant dated December 9, 2010), based on the closing market price of our common stock on the NYSE on December 9, 2011 of $2.08 and (iii) 1,306 shares of common stock underlying restricted stock units that vested on a daily pro rata basis from December 9, 2011 through December 31, 2011, (from the grant dated December 9, 2010) based on the closing market price of our common stock on the NYSE on each applicable vesting date. The amount in Column (d) represents the sum of the loss in value of (i) 8,922 shares of common stock underlying restricted stock units that vested on a daily pro rata basis from each applicable vesting date from January 1, 2011 through December 31, 2011, and 20,044 shares of common stock underlying the restricted stock units that were vested as of December 31, 2010, as determined from January 1, 2011 through December 31, 2011, with respect to the grant dated October 2, 2008, and (ii) 21,666 shares of common stock underlying restricted stock units from December 9, 2011 (the initial vesting date) and December 31, 2011, and 1,306 shares of common stock underlying restricted stock units that vested on a daily pro rata basis from each applicable vesting date through December 31, 2011, with respect to the grant dated December 9, 2011. The amount in Column (f) represents the year-end value of 51,938 shares of common stock underlying the restricted stock units that were vested as of December 31, 2011 (comprised of 28,966 units with respect to the grant dated October 2, 2008 and 22,972 units with respect to the grant dated December 9, 2010). The aggregate balance shown is based on the closing market price of our common stock on the NYSE on December 31, 2011 of $1.99. This amount does not represent above-market earnings, and thus is not reported in the Summary Compensation Table. The grant of restricted stock units dated December 9, 2010 was reported as compensation for Mr. Abrams in the “Stock Awards” column of the Summary Compensation Table for the fiscal year ended December 31, 2010 based on the grant date fair value computed in accordance with FASB Codification Topic 718.

Outstanding grants of restricted stock units are scheduled to vest over a period of two or three years. In the case of vesting over a two-year period, 50% of shares underlying the restricted stock units will vest on the first anniversary of the grant date, with the remaining 50% vesting pro rata on a daily basis over the remaining year, subject to the recipient’s continued employment with us, pursuant to the terms of the underlying restricted stock agreement. In the case of vesting over a three-year period, 33% of the shares underlying the restricted stock units will vest on the first anniversary of the grant date, and the remaining 67% vesting pro rata on a daily basis over the remaining two years, subject to the recipient’s continued employment with us, pursuant to the terms of the underlying restricted stock unit agreement. Restricted stock units are subject to full or partial accelerated vesting under certain circumstances, as described in the underlying restricted stock unit agreement. All vested restricted stock units will be distributed in shares of our common stock, or, at our option, paid in cash, upon the earliest to occur of (i) the last regularly scheduled vesting date; (ii) the occurrence of a change in control (as defined in the restricted stock unit agreement); or (iii) the recipient’s separation from service.

Potential Payments upon Termination or Change in Control

Each of our named executive officers has an employment agreement providing for his position, pay and benefits. These employment agreements contain provisions for severance payments and benefits to be paid in the event of certain terminations of employment. Additionally, some of our employee compensation plans contain provisions that apply in the event of a change in control, and our named executive officers would benefit from these provisions.

Severance Payments and Benefits—

Mr. Weinstein—

2010 Employment Agreement

Mr. Weinstein’s employment agreement, dated as of November 21, 2010, was in effect during the fiscal year ended December 31, 2011 until it was superseded by his amended and restated employment agreement dated as of December 15, 2011. The 2010 employment agreement provided that, in the event that Mr. Weinstein’s employment was terminated by us without cause or if he had terminated his employment for good reason prior to a change in control (as described below), he would have been entitled to the following severance payments and benefits, subject to his execution and non-revocation of a general release of claims:

•
A lump-sum cash payment equal to the greater of (i) 100% of his then-current annual base salary or (ii) the amount of his then-current annual base salary that would have been payable had he remained employed during the period commencing on the termination date and ending on December 31, 2012;

•	A lump-sum cash payment equal to any unpaid prior year annual bonus;

•
A lump-sum cash payment equal to the following: (i) if the termination had occurred during the 2011 calendar year, 112.5% of his then-current annual base salary, and (ii) if the termination had occurred after December 31, 2011, a prorated annual bonus for the year in which the termination occurred;

•
Health benefits for Mr. Weinstein for 18 months following his termination of employment at our expense, subject to reduction to the extent that he receives comparable benefits from a subsequent employer; and

•	Accelerated vesting of any unvested portion of any restricted common stock or stock options pursuant to the terms and conditions set forth in the respective award agreements.

In addition, if Mr. Weinstein’s employment had terminated by reason of his death or disability during his employment period, he or his estate or beneficiaries, as applicable, would have been entitled to the following payments and benefits:

•	100% of his annual base salary and 100% of his target annual bonus amount, as in effect on the date of termination;

•	Any unpaid prior year annual bonus;

•
Health benefits for Mr. Weinstein for 18 months following his termination of employment at our expense, subject to reduction to the extent that he receives comparable benefits from a subsequent employer;

•
An amount equal to two times the sum of his then-current annual base salary and the average actual annual bonus awarded to Mr. Weinstein for the three full fiscal years immediately preceding the date of termination; and

•	Accelerated vesting of any unvested portion of any restricted common stock or stock options pursuant to the terms and conditions set forth in the respective award agreements.

In addition, we were required to provide Mr. Weinstein with group life insurance coverage (including supplemental coverage) at a benefit level equal to at least 100% of his base salary with Company-paid premiums for the maximum basic coverage amount ($510,000).

In addition, if Mr. Weinstein’s employment had terminated by reason of expiration of the applicable employment period, he would have been entitled to the following payments:

•	Any unpaid prior year annual bonus; and

•	A prorated annual bonus for the year in which the termination occurred.

2011 Employment Agreement

Pursuant to Mr. Weinstein’s amended and restated employment agreement, in the event that he is terminated by us without cause or if he terminates his employment for good reason prior to a change in control (as described below), he will be entitled to the following severance payments and benefits, subject to his execution and non-revocation of a general release of claims:

•	A lump-sum cash payment equal to any unpaid prior year annual bonus;

•
A lump-sum cash payment equal to 200% of the sum of his annual base salary in effect on the date of termination plus the average actual annual bonus awarded to him for the three full fiscal years immediately preceding the year in which the date of termination occurs (or such lesser number of full fiscal years that he has been employed by the Company if he has not been employed by the Company for at least three full fiscal years);

•
A lump-sum cash payment equal to the following: (i) if the termination occurs during the 2011 calendar year, 112.5% of his then-current annual base salary, and (ii) if the termination occurs after December 31, 2011, a pro rata annual bonus for the year in which the termination occurs;

•
To the extent not previously vested and exercisable as of the date of termination, any outstanding equity-based awards (including stock options, restricted common stock, restricted stock units, phantom equity or other equity-based awards) held by Mr. Weinstein, other than equity-based awards subject to performance vesting, shall immediately vest and become exercisable in full; and

•	Certain health insurance benefits at the Company’s expense for 18 months.

The amended and restated employment agreement provides that, if Mr. Weinstein’s employment is terminated by the Company without cause or by him for good reason within two years after a change in control, and subject to his execution and non-revocation of a general release of claims, he will receive the above benefits and payments as though his employment was terminated without cause or for good reason, except that in lieu of the pro-rated annual bonus, Mr. Weinstein will receive an amount equal to his maximum annual bonus (225% of his then-current annual base salary for the fiscal year ended December 31, 2011, increasing to 250% for the fiscal year ending December 31, 2012) prorated for the number of days elapsed through the date of termination divided by 365. Additionally, to the extent not previously vested and exercisable as of the date of a change in control, any outstanding equity-based awards (including stock options, restricted common stock, restricted stock units, phantom equity or other equity-based awards), other than equity-based awards subject to performance vesting, shall immediately vest and become exercisable in full upon a change in control.

If Mr. Weinstein’s employment is terminated by reason of expiration of the employment period under his amended and restated employment agreement, and subject to his execution and non-revocation of a general release of claims, he will receive payment of any unpaid prior-year bonus and a pro-rated annual bonus.

The amended and restated employment agreement also provides that Mr. Weinstein or his estate will be entitled to certain severance benefits in the event of his death or disability, including (i) any prior-year bonus, to the extent not previously paid, (ii) 100% of his annual base salary, as in effect on the date of termination, (iii) 100% of his target annual bonus amount, as in effect on the date of termination, (iv) a pro-rated annual bonus, (v) to the extent not previously vested and exercisable as of the date of termination, any outstanding equity-based awards (including stock options, restricted common stock, restricted stock units, phantom equity or other equity-based awards), other than equity-based awards subject to performance vesting, shall immediately vest and become exercisable in full, and (vi) certain health insurance benefits at the Company’s expense for 18 months. In addition, Mr. Weinstein will be entitled to certain benefits pursuant to the Company’s group life insurance policy.

Any Company stock, options and other equity awards that have been granted to Mr. Weinstein prior to November 21, 2010 in connection with his service as a member of our Board will immediately vest and become exercisable in full in the event that (i) Mr. Weinstein incurs a termination of employment (as defined in our Incentive Plan) by the Company without cause, by Mr. Weinstein for good reason, or by reason of Mr. Weinstein’s death or disability, or (ii) a change in control occurs, in which case the awards shall vest and become exercisable immediately prior to the effective time of such change in control.

In Mr. Weinstein’s employment agreement, “cause” is defined as the occurrence of any one or more of the following events, unless Mr. Weinstein fully corrects the circumstances constituting cause within a reasonable period of time after receipt of the notice of termination:

•
Mr. Weinstein’s willful and continued failure to substantially perform his duties with us (other than any such failure resulting from his incapacity due to physical or mental illness or any such actual or anticipated failure after his issuance of a notice of termination for good reason);

•	Mr. Weinstein’s willful commission of an act of fraud or dishonesty resulting in economic, financial or material reputational injury to us;

•	Mr. Weinstein’s conviction of, or entry by him of a guilty or no contest plea to, the commission of a felony or a crime involving moral turpitude;

•	A willful breach by Mr. Weinstein of his fiduciary duty to us which results in economic or other injury to us; or

•	Mr. Weinstein’s willful and material breach of certain covenants set forth in his employment agreement.

In addition, in Mr. Weinstein’s employment agreement, “good reason” is defined as the occurrence of any one or more of the following events without his prior written consent, provided that (i) Mr. Weinstein provides us with a notice of termination within 30 days after the initial existence of the facts or circumstances constituting good reason, (ii) we have failed to cure such facts or circumstances within 30 days after our receipt of the notice of termination, and (iii) Mr. Weinstein’s date of termination occurs no later than 60 days after the initial occurrence of the facts or circumstances constituting good reason:

•
The assignment to Mr. Weinstein of any duties materially inconsistent with his position, authority, duties or responsibilities, or any other action by us which results in a material diminution of his position, authority, duties or responsibilities (including any such diminution resulting from the Company ceasing to be a publicly-held company or the Company becoming a subsidiary of a publicly-held company in connection with a change in control, under Mr. Weinstein’s 2011 amended agreement), except for any failure of our stockholders to elect Mr. Weinstein to the Board, or isolated, insubstantial and inadvertent actions that are not taken in bad faith and which we promptly remedy upon receiving notice of such;

•	Our reduction (other than an immaterial amount) of Mr. Weinstein’s annual base salary or annual bonus opportunity;

•
Our failure to cause Mr. Weinstein to be nominated by the Board to stand for election to the Board at any meeting of our stockholders during which such election is held and whereby Mr. Weinstein’s term as director will expire if he is not reelected; or

•
Under Mr. Weinstein’s 2011 amended agreement, a material change by the Company in the principal location of its offices in Los Angeles, or the Company’s refusal to permit Mr. Weinstein to perform services in both Los Angeles and New York, except for required travel on the Company’s business to an extent substantially consistent his present business travel obligations; or

•
Our failure to cure a material breach of our obligations under Mr. Weinstein’s employment agreement after written notice is delivered to the Board by him that specifically identifies the manner in which he believes that we have breached our obligations under the employment agreement and where we are given a reasonable opportunity to cure any such breach.

Mr. Koumriqian—

2009 Employment Agreement

Mr. Koumriqian’s amended and restated employment agreement, dated as of March 12, 2009, was in effect during the fiscal year ended December 31, 2011 until it was superseded by his second amended and restated employment agreement, dated as of October 11, 2011. The 2009 employment agreement provided that, in the event that Mr. Koumriqian’s employment was terminated by us without cause or if he had terminated his employment for good reason prior to a change in control, he would have been entitled to the following severance payments and benefits, subject to his execution and non-revocation of a general release of claims:

•	A lump-sum cash payment equal to 150% of the sum of his then-current annual base salary plus average bonus over the prior three years;

•	A lump-sum cash payment equal to his prorated annual bonus for the year in which the termination occurred;

•
Health benefits for Mr. Koumriqian and his eligible family members for 18 months following his termination of employment at the same cost to him as in effect immediately preceding such termination, subject to reduction to the extent that he receives comparable benefits from a subsequent employer;

•	Accelerated vesting of any unvested restricted common stock granted under his original employment agreement and any unvested restricted stock units; and

•	Outplacement services at our expense for up to one year following the date of termination.

The 2009 employment agreement provided that, in the event that Mr. Koumriqian’s employment had terminated by reason of his death or disability, he or his estate or beneficiaries, as applicable, would have been entitled to the following payments and benefits:

•	100% of his annual base salary, as in effect on the date of termination;

•	His prorated annual bonus for the year in which the termination occurred;

•	Accelerated vesting of any unvested restricted stock units; and

•
Health benefits for Mr. Koumriqian and his eligible family members for 12 months following his termination of employment at the same cost to him as in effect immediately preceding such termination, subject to reduction to the extent that he received comparable benefits from a subsequent employer.

2011 Employment Agreement

Pursuant to Mr. Koumriqian’s second amended and restated employment agreement, Mr. Koumriqian remained employed with the Company through March 31, 2012. Following his execution of a general release of claims, Mr. Koumriqian was paid a pro-rated annual bonus of $62,500, representing a pro rata bonus for the first quarter of 2012 (based on his target annual bonus) and will be reimbursed for premiums for health insurance coverage from April 1, 2012 through December 31, 2012, unless he becomes eligible to receive health insurance coverage from a subsequent employer during that period. Additionally, the Company will pay for reasonable outplacement services for Mr. Koumriqian until December 31, 2012, or the date on which he is employed by a subsequent employer (if earlier).

Mr. Koumriqian’s second amended and restated employment agreement provided that if Mr. Koumriqian’s employment with the Company was terminated by the Company without cause prior to March 31, 2012, and subject to his execution and non-revocation of a general release of claims, Mr. Koumriqian would have received the following severance payments and benefits:

•
A lump-sum cash payment equal to the aggregate amount of (i) the annual base salary that would have otherwise been payable to him during the period commencing on the date of termination and ending on March 31, 2012, and (ii) his target annual bonus with respect to the Company’s 2011 fiscal year, to the extent that his annual bonus for such fiscal year has not previously been paid;

•	A lump-sum cash payment equal to $62,500, representing a pro rata bonus for the first quarter of 2012 (based on his 2011 target annual bonus);

•
Vesting of outstanding stock options, restricted common stock and restricted stock units held by Mr. Koumriqian as of the date of termination, with respect to the unvested portion of the award that would have otherwise vested on or prior to March 31, 2012, provided that any unvested stock options, restricted common stock and restricted stock units that would not have otherwise vested on or prior to March 31, 2012 would automatically be forfeited;

•
Reimbursement of premiums for continued health insurance coverage from the date of termination through December 31, 2012, unless he becomes eligible to receive health insurance coverage from a subsequent employer during that period; and

•	Reasonable outplacement services until December 31, 2012 or the date on which he is employed by a subsequent employer (if earlier).

The second amended and restated employment agreement also provided that Mr. Koumriqian or his estate would have been entitled to certain severance benefits in the event of his death or disability, including (i) a lump-sum cash payment equal to the aggregate amount of (A) the annual base salary that would have otherwise been payable to him during the period commencing on the date of termination and ending on March 31, 2012, and (B) his target annual bonus with respect to the Company’s 2011 fiscal year, to the extent that his annual bonus for such fiscal year had not previously been paid, (ii) a lump-sum cash payment equal to $62,500, representing a pro rata bonus for the first quarter of 2012 (based on his 2011 target annual bonus), (iii) any outstanding stock options, restricted common stock and restricted stock units held by Mr. Koumriqian as of the date of termination shall vest, with respect to the unvested portion of the award that would have otherwise vested on or prior to March 31, 2012; any unvested stock options, restricted common stock and restricted stock units held by Mr. Koumriqian on March 31, 2012 would be forfeited, and (iv) health benefits for Mr. Koumriqian and his eligible family members ending on the earlier of (i) December 31, 2012 or (ii) such earlier date on which Mr. Koumriqian becomes eligible to receive group health insurance coverage under a subsequent employer’s health plan.

In Mr. Koumriqian’s second amended and restated employment agreement, “cause” is defined as the occurrence of any one or more of the following events, unless Mr. Koumriqian fully corrects the circumstances constituting cause within a reasonable period of time after receipt of the notice of termination:

•
Mr. Koumriqian’s willful and continued failure to substantially perform his duties with us (other than any such failure resulting from his incapacity due to physical or mental illness or any such actual or anticipated failure after his issuance of a notice of termination for good reason);

•	Mr. Koumriqian’s willful commission of an act of fraud or dishonesty resulting in economic or financial injury to us;

•	Mr. Koumriqian’s conviction of, or entry by him of a guilty or no contest plea to, the commission of a felony or a crime involving moral turpitude;

•	A willful breach by Mr. Koumriqian of his fiduciary duty to us which results in economic or other injury to us; or

•	Mr. Koumriqian’s willful and material breach of certain covenants set forth in his employment agreement.

Messrs. Abrams, Johnston and Norton—

As discussed above under the heading “Narrative Disclosure to Summary Compensation and Grants of Plan-Based Awards Tables—Employment Agreements,” the February 14, 2012 amendments to our employment agreements with Messrs. Abrams and Norton modified the severance provisions of those agreements. The following disclosure and tables under this “Potential Payments upon Termination or Change in Control” section reflect the terms of the executives’ employment agreements as in effect on December 31, 2011, without giving effect to the subsequent amendments.

Messrs. Abrams, Johnston and Norton’s employment agreements, each as in effect as of December 31, 2011, provide that the executive will be entitled to certain severance payments in the event that the executive’s employment is terminated by us without cause, subject to his execution and non-revocation of a general release of claims. Specifically, Mr. Abrams will receive a lump-sum cash severance payment equal to 100% of the sum of his then-current annual base salary plus his then-current target bonus. Mr. Johnston will receive a lump-sum cash severance payment equal to the sum of (a) 100% of his then-current annual base salary and (b) an amount equal to the average annual leasing bonus paid to him for all of the calendar years of his employment prior to the calendar year of his termination. Mr. Norton will receive a lump-sum cash severance payment equal to 75% of the sum of his then-current annual base salary upon (i) a termination of his employment by us without cause prior to February 29, 2012, or (ii) if a change in control occurs and his employment is terminated by us without cause on or after the date of such change in control and prior to February 29, 2012, or prior to February 28, 2013 in the event that his employment agreement was extended.

Pursuant to the employment agreements with Messrs. Abrams and Norton, “cause” is defined as the occurrence of any one or more of the following events:

•	The executive’s willful and continued failure to substantially perform his duties with us (other than any such failure resulting from his incapacity due to physical or mental illness);

•	The executive’s willful commission of an act of fraud or dishonesty resulting in economic or financial injury to us;

•	The executive’s conviction of, or entry by him of a guilty or no contest plea to, the commission of a felony or a crime involving moral turpitude;

•	A willful breach by the executive of his fiduciary duty to us which results in economic or other injury to us; or

•	The executive’s willful and material breach of certain covenants set forth in his employment agreement.

Pursuant to Mr. Johnston’s employment agreement, “cause” is defined as the occurrence of any one or more of the following events:

•
Failure by Mr. Johnston to effectively perform his duties under the employment agreement after being advised of such failure and not correcting his performance within 30 days of receipt of such notice;

•	Mr. Johnston’s conviction of a felony or any crime involving moral turpitude;

•	Fraud, misrepresentation, or breach of trust by Mr. Johnston in the course of his employment which materially and adversely affects the Company or any of its assets; or

•	A breach of any material provision of Mr. Johnston’s employment agreement.

In no event will Messrs. Abrams or Johnston or their respective estates or beneficiaries be entitled to any payments under their respective employment agreement upon any termination of their employments by reason of death or disability.

Change in Control Provisions—

Pursuant to his amended and restated employment agreement, Mr. Weinstein will receive severance payments and benefits in the event that a change in control occurs and his employment is terminated by the Company without cause or by him for good reason within two years after such change in control. A change in control is generally defined in Mr. Weinstein’s employment agreement as the occurrence of any of the following events:

•
(1) The direct or indirect acquisition, by any person or group,[1] of beneficial ownership of our voting securities that represent 35% or more of the combined voting power of the then outstanding voting securities, other than:

•
An acquisition of securities by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by us or any person controlled by us or by any employee benefit plan (or related trust) sponsored or maintained by us or any person controlled by us, or

•	An acquisition of securities by us or a corporation owned, directly or indirectly, by our stockholders in substantially the same proportions as their ownership of our stock, or

__________

1
Notwithstanding the above, an acquisition of our securities by us which causes our voting securities beneficially owned by a person or group to represent 35% or more of the combined voting power of our then outstanding voting securities does not constitute a change in control, unless that person or group subsequently becomes the beneficial owner of any additional voting securities.

•	An acquisition of securities pursuant to a transaction described in clause (3) below that would not be a change in control under that clause;

•
(2) Individuals who, as of the applicable employment agreement’s effective date, constitute the board of directors (the incumbent board) cease for any reason to constitute at least a majority of the Board; however, in general, any individual who becomes a director after the applicable employment agreement’s effective date whose election by our stockholders, or nomination for election by the Board, was approved by a vote of at least a majority of the directors then comprising the incumbent board will be considered as though such individual were a member of the incumbent board;

•
(3) The consummation by us (whether directly involving us or indirectly involving us through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of our assets or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction:

•
Which results in our voting securities outstanding immediately before the transaction continuing to represent, directly or indirectly, at least 50% of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction, and

•
After which no person or group beneficially owns voting securities representing 35% or more of the combined voting power of the successor entity; however, no person or group will be treated as beneficially owning 35% or more of combined voting power of the successor entity solely as a result of the voting power held in us prior to the consummation of the transaction; or

•	(4) Approval by our stockholders of our liquidation or dissolution.

In the event of an actual or constructive termination pursuant to a change in control, we provide more generous severance payments and benefits in comparison to the non-change in control scenarios described above. This difference exists to reflect the unique concerns an executive faces upon a change in control. As applied to the Chief Executive Officer, a change in control can materially alter the authorities and responsibilities of the Chief Executive Officer and can fundamentally affect the Chief Executive Officer’s perceived role in our affairs. Changes in corporate organization could lead to the Chief Executive Officer’s actual termination or to his constructive termination if the changes are so significant as to render him effectively unable to function in the new environment. Our change in control provisions are thus designed to appropriately compensate our Chief Executive Officer for such a possibility.

We also recognize that in the absence of a severance package, the potential of a change in control would result in a similar situation with respect to members of senior management at the Executive Vice President level. The possibility of a change in control and its attendant organizational changes creates uncertainties regarding the executives’ employment status and raises legitimate concerns for any executive in making the decision to join or remain with us. In order to remain competitive in the market for retaining and hiring top level executives, our severance payments and benefits packages are designed to compensate these executives for the uncertainties related to any change in control.

Under Mr. Weinstein’s employment agreement, if a change in control occurs during his employment period and his employment is terminated by us without cause or by Mr. Weinstein for good reason, in each case within two years after the effective date of the change in control, then he will be entitled to the payments and benefits as though his employment was terminated without cause or for good reason as set forth above under the heading”—Severance Payments and Benefits,” except that in lieu of the pro-rata bonus to which he would otherwise be entitled, Mr. Weinstein will receive an amount equal to 100% of his target annual bonus amount.

Mr. Weinstein’s employment agreement provides for a best pay cap reduction for any excess parachute payments under Code Section 280G unless Mr. Weinstein would receive a greater after-tax benefit without the reduction and after paying the related excise tax.

In the case of our Chief Executive Officer and our other named executive officers, we believe that it is important to provide the severance payments and benefits in both the case of actual termination and the case of constructive termination. By including instances of constructive termination in the types of termination covered by our severance packages, we ensure that any eventual acquirer of the Company could not avoid paying severance by intentionally fostering a difficult work environment for the executives, thereby greatly increasing the chance of their voluntary exit. For further information on the payouts provided for in our named executive officers’ employment agreements, see the tables below.

Termination with Severance, No Change in Control—

The following table summarizes the payments and benefits that would have been provided to each of our named executive officers as if his employment had been terminated on December 31, 2011 by the Company without “cause” or, in the case of Mr. Weinstein, by the executive for “good reason” (each as defined in the executive’s employment agreement), other than in connection with a change in control. Amounts presented in the following table and the tables below under the headings “Termination with Severance Following a Change in Control” and “Termination Resulting from Death or Disability” reflect the terms of the executives’ employment agreements and severance arrangements as in effect on December 31, 2011, without giving effect to any subsequent amendments.

	Cash Lump Sum	Accelerated Equity Vesting			Value of Employee Benefits ($) (4)	Total Value ($)
Name	Multiple of Salary and Bonus ($) (1)	Value of Restricted Stock ($)	Value of Restricted Stock Units ($) (2)	Value of Options ($) (3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
David L. Weinstein	2,109,375	—	1,194,000	21,150	16,709	3,341,234
Shant Koumriqian (5)	406,250	—	27,420	—	28,257	461,927
Jonathan L. Abrams	525,000	—	265,571	28,200	—	818,771
Peter K. Johnston	1,319,339	—	—	—	—	1,319,339
Christopher M. Norton	206,250	—	97,072	—	—	303,322
__________

(1)
Amount shown in Column (b) for Mr. Weinstein is (i) a lump-sum cash payment equal to 200% of his then-current annual base salary plus the average actual annual bonus awarded to him for the three full fiscal years immediately preceding the year in which the date of termination occurs (or such lesser number of full fiscal years that he has been employed by the Company if he has not been employed by the Company for at least three full fiscal years) and (ii) a lump-sum cash payment equal to 112.5% of his then-current annual base salary. For Mr. Koumriqian, the amount shown is a lump-sum cash payment equal to the aggregate amount of (i) his annual base salary that would have been payable to him during the period commencing on the date of termination and ending on March 31, 2012, (ii) $62,500, representing the prorated annual bonus for the first quarter of 2012 and (iii) his 2011 target annual bonus. For Mr. Abrams, the amount shown is a lump-sum cash payment equal to 100% of the sum of his then-current annual base salary plus his then-current target annual bonus. For Mr. Johnston, the amount shown is a lump-sum cash payment equal to 100% of the sum of his then-current annual base salary plus his average annual leasing bonus paid during fiscal years 2006 through 2011. For Mr. Norton, the amount shown is a lump-sum cash payment equal to 75% of his then-current annual base salary.

(2)
Amounts shown in Column (d) represent the value of the accelerated vesting of 600,000 restricted stock units for Mr. Weinstein, 13,779 restricted stock units for Mr. Koumriqian, 133,453 restricted stock units for Mr. Abrams and 48,780 restricted stock units for Mr. Norton. The value of the accelerated vesting of all restricted stock units was calculated using a per-share value of $1.99, the closing market price of our common stock on the NYSE on December 31, 2011.

(3)
Amounts shown in Column (e) represent the accelerated vesting of the option for Mr. Weinstein to purchase 15,000 shares of our common stock at an exercise price of $0.58 per share (pursuant to the terms of his July 23, 2009 option award agreement) and for Mr. Abrams to purchase 20,000 shares of our common stock at an exercise price of $0.58 per share (pursuant to the terms of his July 23, 2009 option award agreement). The value of the shares to be acquired was calculated using a per-share value of $1.99, the closing market price of our common stock on the NYSE on December 31, 2011.

(4)
Amount shown in Column (f) for Mr. Weinstein represents the amounts due to him for a maximum of up to 18 months for health benefits following termination at coverage levels that were in effect immediately preceding termination, subject to reduction to the extent that he receives comparable benefits from a subsequent employer. Amount shown in Column (f) for Mr. Koumriqian represents (i) the amounts due to him through December 31, 2012 for health benefits following termination at coverage levels that were in effect immediately preceding termination, subject to reduction to the extent that he receives comparable benefits from a subsequent employer and (ii) an estimate of the cost of outplacement services through December 31, 2012. Messrs. Abrams, Johnston and Norton are not entitled to any health benefits coverage or outplacement services per the terms of their respective employment agreements upon termination of their employment without cause or for good reason.

(5)	Mr. Koumriqian’s employment with the Company terminated on March 31, 2012.

Termination with Severance Following a Change in Control—

The following table summarizes the payments and benefits that would have been provided to each of our named executive officers as if a change in control had occurred on December 31, 2011, and the executive’s employment had been terminated as of such date by the Company without “cause” or, in the case of Mr. Weinstein, by him for “good reason” (each as defined in the executive’s employment agreement):

	Cash Lump Sum	Accelerated Equity Vesting			Value of Employee Benefits ($) (4)	Total Value ($)
Name	Multiple of Salary and Bonus ($) (1)	Value of Restricted Stock ($)	Value of Restricted Stock Units ($) (2)	Value of Options ($) (3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
David L. Weinstein	2,868,750	—	1,194,000	21,150	16,709	4,100,609
Shant Koumriqian (5)	406,250	—	27,420	—	28,257	461,927
Jonathan L. Abrams	525,000	—	265,571	28,200	—	818,771
Peter K. Johnston	1,319,339	—	—	—	—	1,319,339
Christopher M. Norton	206,250	—	97,072	—	—	303,322
__________

(1)
Amount shown in Column (b) for Mr. Weinstein is a lump-sum cash payment equal to the aggregate amount of (i) 200% of his then-current annual base salary plus the average actual annual bonus awarded to him for the three full fiscal years immediately preceding the year in which the date of termination occurs (or such lesser number of full fiscal years that he has been employed by the Company if he has not been employed by the Company for at least three full fiscal years) and (ii) the maximum annual bonus in an amount equal to 225% of his then-current annual base salary. For Mr. Koumriqian, the amount shown is a lump-sum cash payment equal to the aggregate amount of (i) his annual base salary that would have been payable to him during the period commencing on the date of termination and ending on March 31, 2012, (ii) $62,500, representing the prorated annual bonus for the first quarter of 2012 and (iii) his 2011 target annual bonus. For Mr. Abrams, the amount shown is a lump-sum cash payment equal to 100% of the sum of his then-current annual base salary plus his then-current target annual bonus. For Mr. Johnston, the amount shown is a lump-sum cash payment equal to 100% of the sum of his then-current annual base salary plus his average annual leasing bonus paid during fiscal years 2006 through 2011. For Mr. Norton, the amount shown is a lump-sum cash payment equal to 75% of his then-current annual base salary.

(2)
Amounts shown in Column (d) represent the value of the accelerated vesting of 600,000 restricted stock units for Mr. Weinstein, 13,779 restricted stock units for Mr. Koumriqian, 133,453 restricted stock units for Mr. Abrams and 48,780 restricted stock units for Mr. Norton. The value of the accelerated vesting of all restricted stock units was calculated using a per-share value of $1.99, the closing market price of our common stock on the NYSE on December 31, 2011.

(3)
Amounts shown in Column (e) reflect the accelerated vesting of the option for Mr. Weinstein to purchase 15,000 shares of our common stock at an exercise price of $0.58 per share (pursuant to the terms of his July 23, 2009 option award agreement) and for Mr. Abrams to purchase 20,000 shares of our common stock at an exercise price of $0.58 per share (pursuant to the terms of his July 23, 2009 option award agreement). The value of the shares to be acquired was calculated using a per-share value of $1.99, the closing market price of our common stock on the NYSE on December 31, 2011.

(4)
Amount shown in Column (f) for Mr. Weinstein represents the amounts due to him for a maximum of up to 18 months for health benefits following termination at coverage levels that were in effect immediately preceding termination, subject to reduction to the extent that he receives comparable benefits from a subsequent employer. Amount shown in Column (f) for Mr. Koumriqian represents (i) the amounts due to him through December 31, 2012 for health benefits following termination at coverage levels that were in effect immediately preceding termination, subject to reduction to the extent that he receives comparable benefits from a subsequent employer and (ii) an estimate of the cost of outplacement services through December 31, 2012. Messrs. Abrams, Johnston and Norton are not entitled to any health benefits coverage or outplacement services per the terms of their respective employment agreements upon termination of their employment without cause or for good reason.

(5)	Mr. Koumriqian’s employment with the Company terminated on March 31, 2012.

Termination Resulting from Death or Disability—

The following table summarizes the payments and benefits that would have been provided to each of our named executive officers as if his employment had terminated on December 31, 2011 as a result of death or disability:

	Cash Lump Sum	Accelerated Equity Vesting			Value of Employee Benefits ($)(4)	Total Value ($)
Name	Multiple of Salary and Bonus ($)(1)	Value of Restricted Stock ($)	Value of Restricted Stock Units ($)(2)	Value of Options ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
David L. Weinstein	1,434,375	—	1,194,000	21,150	526,709	3,176,234
Shant Koumriqian (5)	406,250	—	27,420	—	527,757	961,427
Jonathan L. Abrams	—	—	265,571	—	510,000	775,571
Peter K. Johnston	—	—	—	—	510,000	510,000
Christopher M. Norton	—	—	97,072	—	510,000	607,072
__________

(1)
Amount shown in Column (b) for Mr. Weinstein represents a lump-sum cash payment equal to 100% of his annual base salary, plus 100% of his target annual bonus per the terms of his employment agreement. For Mr. Koumriqian, the amount shown is a lump-sum cash payment equal to the aggregate amount of (i) his annual base salary that would have been payable to him during the period commencing on the date of termination and ending on March 31, 2012, (ii) $62,500, representing the prorated annual bonus for the first quarter of 2012 and (iii) his 2011 target annual bonus. Messrs. Abrams, Johnston and Norton are not entitled to any salary or bonus payments per the terms of their respective employment agreements upon the termination of their employment resulting from death or disability.

(2)
Amounts shown in Column (d) represent the value of the accelerated vesting of 600,000 restricted stock units for Mr. Weinstein, 13,779 restricted stock units for Mr. Koumriqian, 133,453 restricted stock units for Mr. Abrams and 48,780 restricted stock units for Mr. Norton. The value of the accelerated vesting of all restricted stock units was calculated using a per-share value of $1.99, the closing market price of our common stock on the NYSE on December 31, 2011.

(3)
Amounts shown in Column (e) reflect the accelerated vesting of the option for Mr. Weinstein to purchase 15,000 shares of our common stock at an exercise price of $0.58 per share (pursuant to the terms of his July 23, 2009 option award agreement).

(4)
Amount shown in Column (f) represents the amount due to Messrs. Weinstein and Koumriqian or each of their respective estates or beneficiaries for health benefits for 18 months in the case of Mr. Weinstein, or until December 31, 2012 in the case of Mr. Koumriqian, following the date of the executive’s death or disability at the same cost as was in effect immediately preceding termination, subject to reduction to the extent that the executive receives comparable benefits from a subsequent employer. Messrs. Abrams Johnston and Norton are not entitled to such payments per the terms of their respective employment agreements upon the termination of their employment resulting from death or disability. In the event that any named executive officer incurs a termination by reason of his death or disability, the executive or his estate or beneficiaries will be entitled to receive a $510,000 payment from the Prudential Insurance Company of America. As part of the executives’ employee benefits, we pay 100% of the premium for an insurance policy comprised of term life and accidental death and dismemberment that entitles the beneficiary to a payment of two times his annual salary, with a maximum benefit of $510,000. Each of our named executive officers would receive the maximum benefit upon termination by death or disability.

(5)	Mr. Koumriqian’s employment with the Company terminated on March 31, 2012.

COMPENSATION RISK ASSESSMENT

The Company believes that its compensation policies and practices appropriately balance risk in connection with the achievement of annual and long-term goals and that they do not encourage unnecessary or excessive risk taking. The Company believes that its compensation policies and practices are not reasonably likely to have a material adverse effect on its financial position or results of operations.

AUDIT COMMITTEE REPORT*

The Audit Committee of the Board of Directors (the “Board”) of MPG Office Trust, Inc. (the “Company”) assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements and its internal control over financial reporting and for reviewing the Company’s quarterly consolidated financial statements.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2011 with the Company’s management and with KPMG LLP, the Company’s independent registered public accounting firm. The Audit Committee discussed with KPMG LLP the overall scope of, and plans for, its audit. The Audit Committee regularly meets with KPMG LLP, both with and without management present, to discuss the results of its audit, its evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by the Company’s management and by KPMG LLP. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the Securities and Exchange Commission on March 15, 2012.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Paul M. Watson, Chair
Michael J. Gillfillan
Edward J. Ratinoff

__________

*
The material in this report is not soliciting material is not deemed filed with the SEC, and is not incorporated by reference in any filing by us under the Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Party Transactions

We recognize that transactions we may conduct with any of our directors or executive officers may present potential or actual conflicts of interest and create the appearance that decisions are based on considerations other than our best interests or those of our stockholders. We have established, and the Board has adopted, a written related party transaction policy to monitor transactions, arrangements or relationships, or any series of similar transactions, arrangements or relationships, including any indebtedness or guarantee of indebtedness, in which the Company and any of the following have an interest: any person who is or was an executive officer, director or nominee for election as a director (since the beginning of the last fiscal year); a person, entity or group who is a greater than 5% beneficial owner of our common stock; an immediate family member of any of the foregoing persons; or any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest (which we refer to in this report as a “related person”). The policy covers any transaction where the aggregate amount is expected to exceed $120,000 in which a related person has a direct or indirect material interest, other than matters within the scope of responsibilities of the Compensation Committee.

Under the policy, potential related party transactions are identified by our senior management and the relevant details and analysis of the transaction are presented to the Board. If a member of our senior management has an interest in a potential related party transaction, all relevant information is provided to our Chief Executive Officer, his designee or a designated officer without any interest in the transaction (as the case may be), who will review the proposed transaction (generally with assistance from our General Counsel or outside counsel) and then present the matter and his or her conclusions to the Board.

The independent members of our Board review the material facts of any potential related party transaction and will then approve or disapprove such transaction. In making its determination to approve or ratify a related party transaction, the Board considers such factors as (1) the extent of the related person’s interest in the related party transaction, (2) if applicable, the availability of other sources or comparable products or services, (3) whether the terms of the related party transaction are no less favorable than terms generally available in unaffiliated transactions under like circumstances, (4) the benefit to the Company, (5) the aggregate value of the related party transaction, and (6) such other factors it deems appropriate.

All ongoing related party transactions must be reviewed and approved annually by the Board. To the extent transactions and arrangements were entered into after our initial public offering, they have been ratified by the Board in accordance with the policy described above. Those transactions and arrangements entered into prior to or in connection with our initial public offering were not so approved.

The Board has adopted this related party transaction policy, which can be accessed on our website at http://www.mpgoffice.com under the heading “Investor Relations—Corporate Governance.” This document is also available in print to any person who sends a written request to that effect to the attention of Jonathan L. Abrams, Secretary, MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and beneficial owners of more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership of such securities with the SEC. Such officers, directors and greater than 10% stockholders are also required to furnish us with copies of all Section 16(a) forms they file.

Based on our review of the copies of all Section 16(a) forms received by us and other information, we believe that with regard to the fiscal year ended December 31, 2011, all of our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements.

Stockholder Proposals and Nominations

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s Proxy Statement and for consideration at the Company’s next Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2013 Proxy Statement, your proposal must be received by the Company no later than 120 days before the first anniversary of the date that the Proxy Statement for the 2012 Annual Meeting of Stockholders was released, and must otherwise comply with Rule 14a-8 under the Exchange Act. While the Board will consider stockholder proposals, we reserve the right to omit from our Proxy Statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

In addition, our Bylaws contain an advance notice provision with respect to matters to be brought at an Annual Meeting of Stockholders, including director nominations. If you would like to nominate a director or bring any other business before the stockholders at the 2013 Annual Meeting, you must comply with the procedures contained in our Bylaws, you must notify the Secretary of the Company in writing in a timely manner and such nominations or business must otherwise be a proper matter for action by our stockholders. To be timely under our current Bylaws, the notice must be delivered to Jonathan L. Abrams, Secretary, MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071 (i) not less than 60 days nor more than 90 days prior to the first anniversary of the date of the 2012 Annual Meeting or (ii) if the date of the 2013 Annual Meeting is advanced or delayed by more than 30 days from such anniversary date, not earlier than the 90th day prior to the 2013 Annual Meeting date and not later than the close of business on the later of the 60th day prior to the 2013 Annual Meeting date or the tenth day following the date on which public announcement of the 2013 Annual Meeting date is first made.

Our Bylaws provide that nomination of persons for election to the Board and the proposal of business to be considered by our stockholders may be made at an Annual Meeting pursuant to the Notice of Annual Meeting, by or at the direction of the Board or by any of our stockholders who was a stockholder of record, both at the time of giving of the notice provided for in our Bylaws and at the time of the Annual Meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in our Bylaws. A stockholder’s notice regarding a director nomination or the proposal of other business must set forth: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of such person, (b) the class and number of shares of our stock that are beneficially owned by such person and (c) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder (including any anticipated benefit to the stockholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and address of such stockholder, as they appear on our stock ledger, and current name and address, if different, and of such beneficial owner, and (b) the class and number of shares of each class of our stock that are owned beneficially and of record by such stockholder and owned beneficially by such beneficial owner.

You may write to Jonathan L. Abrams, Secretary, MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071, to deliver the notices discussed above and for a copy of the relevant provisions of our Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

Householding of Proxy Materials

SEC rules permit us to deliver a single copy of the proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, to one address shared by two or more of our stockholders. This process, which is commonly referred to as “householding,” can result in cost savings for the Company. A single Notice of Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders prior to the mailing date.

We agree to deliver promptly, upon request, a separate copy of the proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as applicable, to any stockholder at a shared address to which a single copy of those documents was delivered, at no cost to the stockholder. If you prefer to receive a paper copy of these documents, contact Broadridge Financial Solutions, Inc. at 1-800-579-1639, in writing to Broadridge, 51 Mercedes Way, Edgewood, New York 11717 or by e-mail to sendmaterial@proxyvote.com.

Any stockholder who currently receives multiple copies of proxy materials at his, her or its address and would like to request householding of any communications should contact Broadridge using phone number or address shown above.

Available Information

We file our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements, Information Statements and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act with the SEC. The public may obtain information on the operation of the Office of Investor Education and Advocacy by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy details and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. Our website address is http://www.mpgoffice.com. We make available on our website, free of charge, our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements, Information Statements and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. Stockholders may also obtain a copy of our Annual Report on Form 10-K by sending a written request to that effect to the attention of Jonathan L. Abrams, Secretary, MPG Office Trust, Inc., 355 South Grand Avenue, Suite 3300, Los Angeles, California 90071.
_________________

You may authorize your proxy on the Internet, or if you are receiving a paper copy of this Proxy Statement, by telephone or by completing and mailing a proxy card in the pre-addressed, postage paid envelope provided to you. Authorizing your proxy over the Internet, by telephone or by mailing a proxy card will ensure that your shares are represented at the Annual Meeting. If you subsequently decide to attend the Annual Meeting and wish to vote your shares at the meeting, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

By Order of the Board of Directors,
Jonathan L. Abrams
Secretary

June 14, 2012

MPG
OFFICE TRUST

MPG OFFICE TRUST, INC.
355 SOUTH GRAND AVE.
SUITE 3300
LOS ANGELES, CA 90071

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by MPG Office Trust, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize your proxy using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to MPG Office Trust, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M47999-P27224 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MPG OFFICE TRUST, INC.

Vote on Directors

	For All	Withhold All	For All Except
1. Election of directors for a term expiring at the 2013 Annual Meeting of Stockholders	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Christine N. Garvey
02) Michael J. Gillfillan
03) Joseph P. Sullivan
04) George A. Vandeman
05) Paul M. Watson
06) David L. Weinstein

Advisory Vote on the Compensation of Certain Executives

	For	Against	Abstain
2. To vote to approve the compensation of certain executives, as described in the MPG Office Trust, Inc. Proxy Statement.	☐	☐	☐

Vote On Independent Registered Public Accounting Firm

4. To vote and otherwise represent the undersigned on any other matter that may properly come before the 2012 Annual Meeting or any continuation, postponement or adjournment thereof in the discretion of the proxy holder.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PARTICULAR MATTER, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR, "FOR" THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF CERTAIN EXECUTIVES, AND "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AT THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY CONTINUATION, POSTPONEMENT OR ADJOURNMENT THEREOF. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.

Signature(s) shall agree with the name(s) printed on this Proxy. If shares are registered in two names, both stockholders should sign this Proxy. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the stockholder is a corporation, please sign in full corporate name by an authorized officer. If the stockholder is a partnership or other entity, please sign that entity's name by authorized person. (Please note any change of address on this Proxy.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M48000-P27224

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JULY 27, 2012 8:00 AM
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, as record owner of the shares of common stock of MPG Office Trust, Inc., a Maryland corporation (the "Company"), described below, hereby appoints David L. Weinstein, Jonathan L. Abrams and Christopher M. Norton, and each of them, as Proxies for the undersigned with full power of substitution, to attend the 2012 Annual Meeting of Stockholders of the Company (the "2012 Annual Meeting"), to be held on Friday, July 27, 2012 at 8:00 a.m., local time, at the Omni Los Angeles Hotel, 251 South Olive Street, Los Angeles, California 90012, and any continuation, postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, dated June 14, 2012, and the Proxy Statement of the Company furnished therewith, the terms of each of which are incorporated by reference. Any proxy heretofore given to vote said shares is hereby revoked.

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

MPG OFFICE TRUST

MPG OFFICE TRUST, INC.
355 SOUTH GRAND AVE.
SUITE 3300
LOS ANGELES, CA 90071

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by MPG Office Trust, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to authorize your proxy using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to MPG Office Trust, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M48001-Z58000 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MPG OFFICE TRUST, INC.

Vote on Directors

	For All	Withhold All	For All Except
1. Election of directors for a one-year term	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert M. Deutschman
02) Edward J. Ratinoff

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the 2012 Annual Meeting or any continuation, postponement or adjournment thereof in the discretion of the proxy holder.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PARTICULAR MATTER, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AT THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY CONTINUATION, POSTPONEMENT OR ADJOURNMENT THEREOF. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" EACH NOMINEE FOR DIRECTOR.

Signature(s) shall agree with the name(s) printed on this Proxy. If shares are registered in two names, both stockholders should sign this Proxy. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the stockholder is a corporation, please sign in full corporate name by an authorized officer. If the stockholder is a partnership or other entity, please sign that entity's name by authorized person. (Please note any change of address on this Proxy.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M48002-Z58000

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JULY 27, 2012 8:00 AM
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, as record owner of the shares of 7.625% Series A Cumulative Redeemable Preferred Stock of MPG Office Trust, Inc., a Maryland corporation (the "Company"), described below, hereby appoints David L. Weinstein, Jonathan L. Abrams and Christopher M. Norton, and each of them, as Proxies for the undersigned with full power of substitution, to attend the 2012 Annual Meeting of Stockholders of the Company (the "2012 Annual Meeting"), to be held on Friday, July 27, 2012 at 8:00 a.m., local time, at the Omni Los Angeles Hotel, 251 South Olive Street, Los Angeles, California 90012, and any continuation, postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, dated June 14, 2012, and the Proxy Statement of the Company furnished therewith, the terms of each of which are incorporated by reference. Any proxy heretofore given to vote said shares is hereby revoked.

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.